UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

1270 Avenue of the Americas

22nd Floor

New York, New York, 10020

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

1270 Avenue of the Americas

22nd Floor

New York, New York, 10020

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (855) 857-2638

Date of fiscal year end: March 31, 2019

Date of reporting period: March 31, 2019

Item 1.	Reports to Stockholders.

The Registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

Annual Report

KraneShares CICC China Leaders 100 Index ETF

(Formerly, KraneShares Zacks New China ETF)

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares MSCI All China Index ETF

(Formerly, KraneShares FTSE Emerging Market Plus ETF)

KraneShares MSCI One Belt One Road Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares MSCI China Environment Index ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

KraneShares Emerging Markets Healthcare Index ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (if you hold your Fund shares directly with the Fund) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the Fund, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting the Fund at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your Fund shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the KraneShares Funds you hold directly with series of the Trust or through your financial intermediary, as applicable.

March 31, 2019

Table of Contents

Management Discussion of Fund Performance (Unaudited)	1
Schedules of Investments
KraneShares CICC China Leaders 100 Index ETF	30
KraneShares CSI China Internet ETF	34
KraneShares Bosera MSCI China A Share ETF	37
KraneShares E Fund China Commercial Paper ETF	44
KraneShares MSCI All China Index ETF	48
KraneShares MSCI One Belt One Road Index ETF	57
KraneShares Emerging Markets Consumer Technology Index ETF	62
KraneShares MSCI China Environment Index ETF	66
KraneShares Electric Vehicles and Future Mobility Index ETF	69
KraneShares MSCI All China Health Care Index ETF	73
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	75
KraneShares Emerging MarketsHealthcare Index ETF	79
Statements of Assets and Liabilities	82
Statements of Operations	86
Statements of Changes in Net Assets	90
Financial Highlights	102
Notes to Financial Statements	106
Report of Independent Registered Public Accounting Firm	130
Trustees and Officers of the Trust (Unaudited)	133
Disclosure of Fund Expenses (Unaudited)	135
Notice to Shareholders (Unaudited)	137
Supplemental Information (Unaudited)	139

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at http://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in large Creation Unit aggregations. Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Management Discussion of Fund Performance (Unaudited)

Dear Shareholders:

We are pleased to send you the Annual Report for KraneShares exchange-traded funds (“ETFs”) for the 12-month period ended March 31, 2019.

For the period, the ETFs delivered the following total returns:

Fund	Return*	Underlying Index Return**		Morningstar Peer Group Median
KraneShares Bosera MSCI China A Share ETF (KBA)	-4.01%•	-5.77%	(a)	-6.40%	(1)
KraneShares CICC China Leaders 100 Index ETF (KFYP)	-0.62%•	-0.83%	(b)	-6.40%	(1)
KraneShares CSI China Internet ETF (KWEB)	-20.44%•	-19.88%	(c)	-6.40%	(1)
KraneShares MSCI All China Index ETF (KALL)	-3.52%•	-3.13%	(d)	-6.40%	(1)
KraneShares MSCI China Environment Index ETF (KGRN)	-13.28%•	-12.50%	(e)	-6.40%	(1)
KraneShares MSCI All China Health Care Index ETF (KURE)	-15.99%•	-16.71%	(f)	-6.40%	(1)
KraneShares MSCI One Belt One Road Index ETF (OBOR)	-4.94%•	-3.76%	(g)	-9.31%	(2)
KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)	-13.37%•	-12.79%	(h)	-9.31%	(2)
KraneShares Electric Vehicles and Future Mobility Index ETF (KARS)	-10.19%•	-10.55%	(i)	0.04%	(3)
KraneShares E Fund China Commercial Paper ETF (KCNY)	-2.52%•	-2.54%	(j)	0.70%	(4)
KraneSahres CCBS China Corporate High Yield Bond USD Index ETF (KCCB)	5.72%^	8.84%	(k)	N/A
KraneShares Emerging Market Healthcare Index ETF (KMED)	-10.47%^	-10.75%	(l)	N/A

For comparison, below are the returns of broad-based U.S. and international market indexes, including emerging market and China indexes. The indexes provide measures of the broad market performance of U.S. and international equities, including emerging market and China equities.

Index	One-Year Return**
S&P 500 Index	9.50%
JPMorgan EMBI Global Core Index	3.96%
MSCI Emerging Markets Index	-7.41%
MSCI China All Shares Index	-6.82%

We are encouraged by the steady progress being made by China to increase access to local Mainland Chinese markets for international investors, as well as by the heightened demand and awareness of these markets by the global investor community.

•	We believe that China will continue to grow and be an essential element of a well-designed investment portfolio.

•	We believe that investors should have low-cost, transparent tools to obtain exposure to Chinese equity and fixed income markets.

•	We are dedicated to helping investors obtain more complete passive market exposures and more balanced investment portfolios.

Thank you for investing with us.

Jonathan Krane, CEO
March 31, 2019

Management Discussion of Fund Performance (Unaudited) (continued)

 ____________

*	Return based on net asset value as of March 31, 2019

**	Return as of March 31, 2019. Indices are unmanaged and do not include the effect of fees. One cannot invest directly in an index.

•	Return for one-year period

^	Return period since Fund inception (less than one-year period)

	Morning Star Peer Group Median	Morningstar Peer Group Name
(1)	-6.40%	U.S. Fund China Region
(2)	-9.31%	U.S. Fund Diversified Emerging Markets
(3)	0.04%	U.S. Fund Industrials
(4)	0.70%	U.S. Fund Emerging Markets Bond

(a) The underlying index for KraneShares Bosera MSCI China A Share ETF.

(b) The underlying index for KraneShares CICC China Leaders 100 Index ETF.

(c) The underlying index for KraneShares CSI China Internet ETF.

(d) The underlying index for KraneShares MSCI All China Index ETF.

(e) The underlying index for KraneShares MSCI China Environment Index ETF.

(f) The underlying index for KraneShares MSCI All China Health Care Index ETF.

(g) The underlying index for KraneShares MSCI One Belt One Road Index ETF.

(h) The underlying index for KraneShares Emerging Markets Consumer Technology Index ETF.

(i) The underlying index for KraneShares Electric Vehicles and Future Mobility Index ETF.

(j) The underlying index for KraneShares E Fund China Commercial Paper ETF.

(k) The underlying index for KraneShares CCBS China Corporate High Yield Bond USD Index ETF.

(l) The underlying index for KraneShares Emerging Market Healthcare Index ETF.

The S&P 500 Index is a market capitalization weighted composite index of 500 large-cap U.S. companies.

The MSCI China All Shares Index captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g. American Depository Receipts, “ADR”s). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar denominated emerging markets debt benchmark that tracks the total return of actively traded debt instruments in emerging market countries.

The MSCI Emerging Markets Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Morningstar Fund China Region Category portfolios invest almost exclusively in stocks from China, Taiwan, and Hong Kong. These portfolios invest at least 70% of total assets in equities and invest at least 75% of stock assets in one specific region or a combination of China, Taiwan, and/ or Hong Kong.

The Morningstar Fund Diversified Emerging Markets Category portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets.

Management Discussion of Fund Performance (Unaudited) (continued)

The Morningstar Fund Emerging Markets Bond portfolios invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest.

The Morningstar Fund Industrials Category portfolios seek capital appreciation by investing in equity securities of U.S. or non-U.S. companies that are engaged in services related to cyclical industries. This includes and is not limited to companies in aerospace and defense, automotive, chemicals, construction, environmental services, machinery, paper and transportation.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF

The KraneShares CICC China Leaders 100 Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CSI CICC Select 100 Index (the ‘‘Underlying Index’’).

The Underlying Index takes a smart-beta approach to systematically investing in companies listed in Mainland China. The strategy is based on China International Capital Corporation (“CICC”)’s latest research on China’s capital markets. This quantitative approach reflects CICC’s top down and bottom up research process, seeking to deliver the 100 leading companies in Mainland China.

China review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and trade tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S., however, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including renminbi (“RMB”)-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China Capital Market Overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

By the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund decreased 0.62% for the year, while the Underlying Index decreased 0.83%.

The Fund held 32% of the portfolio in the Financials Sector and 20% in the Consumer Discretionary Sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF (concluded)

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares CICC China Leaders 100 Index ETF	-0.62%	-1.97%‡	14.94%‡	15.45%‡	8.53%‡	7.83%‡	11.86%‡	11.31%‡
Hybrid KFYP Index (Net)**	N/A	-0.83%‡	N/A	13.32%‡	N/A	7.75%‡	N/A	11.26%‡
S&P 500 Index	N/A	9.50%‡	N/A	13.51%‡	N/A	10.91%‡	N/A	11.73%‡

*	The Fund commenced operations on July 22, 2013.
**	The Hybrid KFYP Index (Net) consists of the CSI China Overseas Five Year Plan Index from the inception of the Fund through May 31, 2016, the Zacks New China Index from June 1, 2016 through November 1, 2018, and the CSI CICC Select 100 Index going forward. From June 1, 2016 to November 1, 2018, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the Zacks New China Index. Prior to June 1, 2016, the Fund was known as the KraneShares CSI New China ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the CSI Overseas China Five-Year Plan Index. Hybrid KFYP Index (Net) Reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses, or other taxes.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.71%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF

The KraneShares CSI China Internet ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CSI Overseas China Internet Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors (‘‘China Internet Companies’’), as defined by the index sponsor, China Securities Index Co., Ltd. (‘‘CSI’’).

China review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and trade tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S., however, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including renminbi (“RMB”)-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China Capital Market Overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

By the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund decreased 20.44% for the year, while the Underlying Index decreased 19.88%.

The Fund held 55% of the portfolio in the Global Communication Services Sector and 38% in the Consumer Discretionary Sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares CSI China Internet ETF	-20.44%	-20.53%‡	11.46%‡	11.35%‡	6.82%‡	6.78%‡	13.06%‡	13.07%‡
CSI Overseas China Internet Index	N/A	-19.88%‡	N/A	11.37%‡	N/A	7.04%‡	N/A	13.11%‡
S&P 500 Index	N/A	9.50%‡	N/A	13.51%‡	N/A	10.91%‡	N/A	11.89%‡

*	The Fund commenced operations on July 31, 2013.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.70%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A Share ETF

The KraneShares Bosera MSCI China A Share ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China A Inclusion Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to track the progressive partial inclusion of A shares in the MSCI Emerging Markets Index over time. The index is designed for global investors accessing the A shares market using the Stock Connect framework and is calculated using China A Stock Connect listings based on the offshore renminbi (“RMB”) exchange rate (CNH).

China Review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S. However, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including RMB-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China Capital Market Overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

By the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund decreased 4.01% for the year, while the Underlying Index decreased 5.77%.

The Fund held 34% of the portfolio in the Financials Sector and 13% in the Consumer Staples Sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A Share ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares Bosera MSCI China A Share ETF	-4.01%	-5.30%‡	4.88%‡	4.99%‡	9.26%‡	9.11%‡	8.34%‡	8.37%‡
Hybrid KBA Index**	N/A	-5.77%‡	N/A	4.08%‡	N/A	10.45%‡	N/A	9.52%‡
S&P 500 Index	N/A	9.50%‡	N/A	13.51%‡	N/A	10.91%‡	N/A	10.75%‡

*	The Fund commenced operations on March 4, 2014.
**	The Hybrid KBA Index consists of the MSCI China A Index from the inception of the Fund through October 23, 2014, the MSCI China A International Index from October 23, 2014 through December 26, 2017 and the MSCI China A Inclusion Index going forward. From October 23, 2014 through December 26, 2017, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A International Index. Prior to October 23, 2014, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A Index.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.80% and its net expense ratio is 0.60% due to an Expense Limitation Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee to 0.20% of the Fund’s average daily net assets until October 4, 2019. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A Share ETF (concluded)

will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares E Fund China Commercial Paper ETF

The KraneShares E Fund China Commercial Paper ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the CSI Diversified High Grade Commercial Paper Index (the ‘‘Underlying Index’’).

The Underlying Index seeks to deliver a diversified basket of investment-grade (according to a Chinese ratings organization) on-shore renminbi (“RMB”)-denominated commercial paper issued by sovereign, quasi-sovereign and corporate issuers in the People’s Republic of China and traded in the inter-bank bond market. A commercial paper issue must have at least RMB ¥600 million outstanding and a remaining term to final maturity of no more than one year (365 days) and no less than one month (31 days).

China Review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and trade tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S., however, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including RMB-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China Capital Market Overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

By the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund decreased 2.52% for the year, while the Underlying Index decreased 2.54%.

Yields in Mainland China’s Interbank Bond Market were comparable to yields in the United States Bonds. Short term yields on one-year maturities were 2.44% in China and 2.39% in the United States.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares E Fund China Commercial Paper ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

	One Year Return		Three Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares E Fund China Commercial Paper ETF	-2.52%	-2.38%‡	2.06%‡	2.03%‡	1.18%‡	1.13%‡
CSI Diversified High Grade Commercial Paper Index	N/A	-2.54%‡	N/A	2.54%‡	N/A	1.94%‡
S&P U.S. Treasury Bill 3-6 Month Index**	N/A	2.21%‡	N/A	1.25%‡	N/A	0.94%‡
S&P 500 Index	N/A	9.50%‡	N/A	13.51%‡	N/A	9.81%‡

*	The Fund commenced operations on December 2, 2014.
**	Index added to provide a fixed income benchmark for fixed income funds.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.74% and its net expense ratio is 0.62% due to an Expense Limitation Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.12% of the Fund’s average daily net assets until October 4, 2019. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF

The KraneShares MSCI All China Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China All Shares Index (the ‘‘Underlying Index’’).

The Underlying Index seeks to track the equity market performance of companies based in China and listed in Mainland China, Hong Kong, and the United States. Companies available for inclusion must be headquartered in China and meet the market capitalization minimums required by the MSCI Global Investable Market Indexes Methodology.

China Review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and trade tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S., however, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including renminbi (“RMB”)-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China capital market overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

By the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund decreased 3.52% for the year, while the Underlying Index decreased 3.13%.

The Fund held 23% of the portfolio in the Financials Sector and 19% in the Communication Services Sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

	One Year Return		Three Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares MSCI All China Index ETF	-3.52%	-3.84%‡	9.01%‡	9.10%‡	3.32%‡	3.62%‡
FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index / MSCI China All Shares Index**	N/A	-4.16%‡	N/A	9.24%‡	N/A	3.89%‡
S&P 500 Index	N/A	9.50%‡	N/A	13.51%‡	N/A	9.91%‡

*	The Fund commenced operations on February 12, 2015.
**	The FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index / MSCI China All Shares Index consists of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index from the inception of the Fund through July 31, 2018, and the MSCI China All Shares Index going forward. Prior to July 31, 2018, the Fund was known as the KraneShares FTSE Emerging Markets Plus ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s operating expense ratio is 0.72. Please note that one cannot invest directly in an unmanaged index. There

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (concluded)

are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

The KraneShares MSCI One Belt One Road Index ETF

The KraneShares MSCI One Belt One Road Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI Global China Infrastructure Exposure Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to represent the performance of listed companies within Developed, Emerging and Frontier markets whose revenues are likely to benefit from China infrastructure development from within a specified set of industries relevant to what has become known as the ‘One Belt, One Road’ (“OBOR”) investment program and development strategy promoted by China.

China Review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and trade tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S., however, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including renminbi (“RMB”)-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China Capital Market Overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

By the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund decreased 4.94% for the year, while the Underlying Index decreased 3.76%.

The Fund held 34% of the portfolio in the Industrials Sector and 30% in the Materials Sector.

Management Discussion of Fund Performance (Unaudited) (continued)

The KraneShares MSCI One Belt One Road Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

	One Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares MSCI One Belt One Road Index ETF	-4.94%	-6.46%‡	-1.54%‡	-1.56%‡
MSCI Global China Infrastructure Exposure Index	N/A	-3.76%‡	N/A	-0.50%‡
S&P 500 Index	N/A	9.50%‡	N/A	11.52%‡

*	The Fund commenced operations on September 7, 2017.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s operating expense ratio is 0.80%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF

The KraneShares Emerging Markets Consumer Technology Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Solactive Emerging Market Consumer Technology Index (the ‘‘Underlying Index’’).

The Underlying Index selects companies from 26 eligible countries in emerging markets whose primary business or businesses are internet retail, internet software/services, purchase, payment processing, or software for internet and E-Commerce transactions.

China review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and trade tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S., however, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including renminbi (“RMB”)-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China Capital Market Overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

By the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund decreased 13.37% for the year, while the Underlying Index decreased 12.79%.

The Fund held 52% of the portfolio in the Communication Services Sector and 38% in the Consumer Discretionary Sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

	One Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares Emerging Markets Consumer Technology Index ETF	-13.37%	-13.99%‡	-5.68%‡	-5.51%‡
Solactive Emerging Market Consumer Technology Index	N/A	-12.79%‡	N/A	-3.98%‡
S&P 500 Index	N/A	9.50%‡	N/A	9.45%‡

*	The Fund commenced operations on October 11, 2017.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Environment Index ETF

The KraneShares MSCI China Environment Index (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China IMI Environment 10/40 Index (the ‘‘Underlying Index’’).

The Underlying Index is comprised of securities that derive at least 50% of their revenues from environmentally beneficial products and services. The Index is based on five key Clean Technology environmental themes: Alternative Energy, Sustainable Water, Green Building, Pollution Prevention and Energy Efficiency. The Index aims to serve as a benchmark for investors seeking exposure to Chinese companies that focus on contributing to a more environmentally sustainable economy by making efficient use of scarce natural resources or by mitigating the impact of environmental degradation. Constituent selection is based on data from MSCI Environment, Social, and Governance (“ESG”).

China Review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and trade tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S., however, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including renminbi (“RMB”)-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China Capital Market Overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

By the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund decreased 13.28% for the period, while the Underlying Index decreased 12.50%.

The Fund held 27% of the portfolio in the Industrials Sector and 23% in the Real Estate Sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Environment Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

	One Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares MSCI China Environment Index	-13.28%	-14.78%‡	-12.09%‡	-12.19%‡
MSCI China IMI Environment 10/40 Index	N/A	-12.50%‡	N/A	-11.41%‡
S&P 500 Index	N/A	9.50%‡	N/A	9.59%‡

*	The Fund commenced operations on October 12, 2017.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF

The KraneShares Electric Vehicles and Future Mobility Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Solactive Electric Vehicles and Future Mobility Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to track the performance of companies engaged in the production of electric vehicles and/or their components, or engaged in other initiatives that may change the future of mobility. The Index includes issuers engaged in the electric vehicle production, autonomous driving, shared mobility, lithium and/or copper production, lithium-ion/lead acid batteries, hydrogen fuel cell manufacturing and/or electric infrastructure businesses.

China review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and trade tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S., however, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including renminbi (“RMB”)-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China Capital Market Overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

By the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund decreased 10.19% for the year, while the Underlying Index decreased 10.55%.

The Fund held 39% of the portfolio in the Consumer Discretionary Sector and 36% in the Information Technology Sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

	One Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares Electric Vehicles and Future Mobility Index ETF	-10.19%	-10.78%‡	-13.76%‡	-13.38%‡
Solactive Electric Vehicles and Future Mobility Index	N/A	-10.55%‡	N/A	-14.35%‡
S&P 500 Index	N/A	9.50%‡	N/A	3.13%‡

*	The Fund commenced operations on January 18, 2018.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.70%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF

The KraneShares MSCI All China Health Care Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China All Shares Health Care 10/40 Index (the ‘‘Underlying Index’’).

The Underlying Index is a free float adjusted market capitalization weighted index designed to track the equity market performance of Chinese companies engaged in the health care sector. The securities in the Index include all types of publicly issued shares of Chinese issuers, which are listed in Mainland China, Hong Kong and United States. Issuers eligible for inclusion must be classified under the Global Industry Classification Standard as engaged in the healthcare sector. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies.

China Review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and trade tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S., however, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including renminbi (“RMB”)-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China Capital Market Overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

By the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund decreased 15.99% for the year, while the Underlying Index decreased 16.71%.

The Fund held 100% of the portfolio in the Health Care Sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

	One Year Return		Annualized Inception to Date
	Net Asset Value	Market Price^	Net Asset Value	Market Price^
KraneShares MSCI All China Health Care Index ETF	-15.99%	-18.03%‡	-9.03%‡	-9.51%‡
MSCI China All Shares Health Care 10/40 Index	N/A	-16.71%‡	N/A	9.10%‡
S&P 500 Index	N/A	9.50%‡	N/A	2.39%‡

*	The Fund commenced operations on January 31, 2018.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.82%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

The KraneShares CCBS China Corporate High Yield Bond USD Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Solactive USD China Corporate High Yield Bond Index (the ‘‘Underlying Index’’).

The Underlying Index seeks to track the performance of outstanding high yield debt securities denominated in U.S. dollars issued by Chinese companies. For purposes of the Underlying Index, Chinese companies include companies that conduct the majority of their business activities in, are headquartered in or have the majority of their business assets, profits, or revenues in China or Hong Kong as determined by the index provider, Solactive, AG (“Index Provider”).

China review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and trade tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S., however, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including renminbi (“RMB”)-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China Capital Market Overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

From the Fund’s inception on June 28, 2018 to the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund rose 5.72% for the period, while the Underlying Index rose 8.84%.

New issuance of USD denominated high yield bonds also remained strong in China, increasing from a total amount of around $50 billion in 2017 to over $250 billion in 2018.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	5.72%	5.99%‡
Solactive USD China Corporate High Yield Bond Index	N/A	8.84%‡
Lipper China Region Funds Classification	N/A	-1.24%‡

*	The Fund commenced operations on June 26, 2018.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Market Healthcare Index ETF

The KraneShares Emerging Markets Healthcare Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Solactive Emerging Markets Healthcare Index (the ‘‘Underlying Index’’).

The Underlying Index seeks to track the equity market performance of companies engaged in the health care sector in various emerging markets. The issuers include small-cap, mid-cap, and large-cap companies involved in hospital management, healthcare management, pharmaceutical manufacturing, and biotechnology, among other sub-industries.

China review

In the fiscal year from April 1, 2018 through March 31, 2019, global equity markets faced two main challenges, each of which materially affected the performance of the Fund: an uncertain rate cycle from the U.S. Federal Reserve (“Fed”) and trade tensions between the U.S. and China. Trade tensions initially had an outsized negative impact on Chinese equities compared to the U.S., however, by the end of December 2018, U.S. equities experienced a steep decline exacerbated by hawkish Fed comments. This volatility in U.S. markets caused the Fed to forgo raising rates for the foreseeable future accompanied by a temporary trade truce between the U.S. and China. Both Chinese and U.S. equity markets rebounded sharply in January 2019 and have since continued to climb, though trade concerns and global equity market volatility still lingers.

We see two key positive developments for the opening up of China’s capital markets:

•	On February 28, 2019, MSCI made a larger than expected China A-Share inclusion announcement. MSCI will increase the inclusion factor of China A-Shares in their Global Standard Indexes from 5% to 20% in 2019.

•	On April 1, 2019, Bloomberg Barclays began including renminbi (“RMB”)-denominated bonds issued by the Chinese government and policy banks into their Global Aggregate Index, tracked by $2.5 trillion in assets.

China Capital Market Overview

•	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -6.4%, while China’s currency, the RMB depreciated 6.9% against the U.S. dollar.

•	The best performing sectors across China’s equity markets included Communication Services (+16.38%), Energy (+4.84%) and Utilities (+3.74%).

•	The worst performing sectors across China’s equity markets were Health Care (-20.32%), Consumer Discretionary (-17.58%) and Materials (-16.74%).

From the Fund’s inception on August 29, 2018 to the Fund’s fiscal year end on March 31, 2019 (the ‘‘reporting period’’), the NAV of the Fund decreased 10.47% for the period, while the Underlying Index decreased 10.75%.

The Fund held 100% of the portfolio in the Health Care Sector.

Management Discussion of Fund Performance (Unaudited) (concluded)

KraneShares Emerging Market Healthcare Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2019*

Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares Emerging Markets Healthcare Index ETF	-10.47%	-10.63%‡
Solactive Emerging Markets Healthcare Index	N/A	-10.75%‡
S&P 500 Index	N/A	-1.56%‡

*	The Fund commenced operations on August 29, 2018.
‡	Unaudited.
^	The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments March 31, 2019

KraneShares CICC China Leaders 100 Index ETF

	Shares	Value
COMMON STOCK — 99.8%‡
CHINA — 99.8%
Communication Services — 1.1%
China Film, Cl A	4,000	$10,577
Shanghai Oriental Pearl Group, Cl A	10,700	19,664
		30,241
Consumer Discretionary — 20.5%
Beijing WKW Automotive Parts, Cl A	2,900	2,162
Changchun Faway Automobile Components, Cl A	2,200	4,518
Changzhou Xingyu Automotive Lighting Systems, Cl A	800	7,154
Chongqing Department Store, Cl A	1,300	7,192
Dashang, Cl A	900	4,160
Fuyao Glass Industry Group, Cl A	7,500	27,153
Gree Electric Appliances of Zhuhai, Cl A	20,500	144,014
Guangdong Vanward New Electric, Cl A	900	1,989
Hang Zhou Great Star Industrial, Cl A	2,900	5,265
HLA, Cl A	9,600	13,957
Huangshan Tourism Development, Cl A	1,400	2,475
Huayu Automotive Systems, Cl A	8,400	25,474
Jason Furniture Hangzhou, Cl A	700	6,156
Joyoung, Cl A	1,700	5,836
Lao Feng Xiang, Cl A	700	4,625
Loncin Motor, Cl A	5,500	4,141
Luolai Lifestyle Technology, Cl A	1,700	3,162
Luthai Textile	2,400	3,796
Midea Group, Cl A	20,200	146,476
Rainbow Department Store, Cl A	2,600	5,649
SAIC Motor, Cl A	18,700	72,544
Shandong Linglong Tyre, Cl A	2,600	6,883
Shanghai Jinjiang International Hotels Development, Cl A	900	3,719
TCL, Cl A	57,800	34,920
Wangfujing Group, Cl A	1,700	4,768
Weifu High-Technology Group, Cl A	3,200	10,995
Wuchan Zhongda Group, Cl A	9,200	7,749

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Zhejiang Meida Industrial, Cl A	1,100	$2,327
Zhejiang Semir Garment, Cl A	2,900	5,174
		574,433
Consumer Staples — 11.6%
By-health, Cl A	4,700	15,981
Henan Shuanghui Investment & Development, Cl A	5,300	20,387
Jiangsu Yanghe Brewery Joint-Stock, Cl A	3,300	64,044
Luzhou Laojiao, Cl A	4,000	39,630
Shanghai Jahwa United, Cl A	1,800	8,461
Shanxi Xinghuacun Fen Wine Factory, Cl A	1,400	12,598
Tsingtao Brewery, Cl A	1,900	12,205
Wuliangye Yibin, Cl A	10,700	151,260
		324,566
Energy — 1.4%
Cangzhou Mingzhu Plastic, Cl A	5,300	3,967
China Shenhua Energy, Cl A	10,600	30,932
Huolinhe Opencut Coal Industry of Inner Mongolia, Cl A	3,600	4,880
		39,779
Financials — 32.9%
Agricultural Bank of China, Cl A	212,800	118,113
Bank of China, Cl A	112,200	62,944
Bank of Communications, Cl A	138,400	128,511
China Merchants Bank, Cl A	27,100	136,786
Industrial & Commercial Bank of China, Cl A	114,900	95,234
Industrial Bank, Cl A	50,300	136,001
Ping An Insurance Group of China, Cl A	12,200	139,969
Shanghai Pudong Development Bank, Cl A	62,600	105,075
		922,633
Health Care — 3.2%
China Animal Healthcare*(A)(B)(C)	4,000	—
Harbin Gloria Pharmaceuticals, Cl A	4,700	3,637
Hualan Biological Engineering, Cl A	3,000	20,089
Hubei Jumpcan Pharmaceutical, Cl A	1,600	8,219
Kangmei Pharmaceutical, Cl A	15,900	24,725
Shanghai Pharmaceuticals Holding, Cl A	6,200	19,079
Xiamen Kingdomway Group, Cl A	1,400	2,769
Zhejiang NHU, Cl A	4,600	12,649
		91,167
Industrials — 8.9%
China Meheco, Cl A	2,900	6,641
China State Construction Engineering, Cl A	116,500	106,095
CNHTC Jinan Truck, Cl A	1,500	4,002
Daqin Railway, Cl A	31,700	39,341
Fujian Longking, Cl A	4,000	7,518
Henan Pinggao Electric, Cl A	4,400	5,467
Jiangsu Guotai International Group Guomao, Cl A	4,200	4,194
Jiangsu Linyang Energy, Cl A	5,700	4,945
Juneyao Airlines, Cl A	2,900	6,374
Shanghai International Port Group, Cl A	17,300	18,715

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Shanghai Tunnel Engineering, Cl A	10,100	$11,032
Shenzhen Desay Battery Technology, Cl A	700	3,640
Sieyuan Electric, Cl A	2,500	4,624
Zhejiang Chint Electrics, Cl A	4,600	18,345
Zhejiang Weixing New Building Materials, Cl A	2,800	8,400
		249,333
Information Technology — 1.5%
Beijing Zhong Ke San Huan High-Tech, Cl A	4,600	6,701
Hanergy Thin Film Power Group*(A)(B)(C)	65,064	83
Shengyi Technology, Cl A	5,700	11,230
Shenzhen Sunlord Electronics, Cl A	3,500	9,849
Victory Giant Technology Huizhou, Cl A*	2,500	5,138
Wuhu Token Science, Cl A	9,800	8,691
		41,692
Materials — 5.0%
Anhui Conch Cement, Cl A	10,700	60,791
China Lumena New Materials*(A)(B)(C)	28,720	—
Fangda Special Steel Technology, Cl A	3,900	8,351
Guangdong Tapai Group, Cl A	2,000	3,684
Jiangxi Wannianqing Cement, Cl A	2,000	4,601
Kingfa Sci & Tech, Cl A	10,200	8,363
Shenzhen Jinjia Group, Cl A	4,800	10,135
Tianhe Chemicals Group*(A)(B)(C)	40,000	—
Zhejiang Longsheng Group, Cl A	13,900	35,576
Zhejiang Runtu, Cl A	3,700	7,835
		139,336
Real Estate — 11.9%
Beijing Urban Construction Investment & Development, Cl A	5,100	7,779
China Merchants Shekou Industrial Zone Holdings, Cl A	12,700	43,542
China Vanke, Cl A	27,000	123,425
Cinda Real Estate, Cl A	4,600	3,826
Gemdale, Cl A	12,100	24,757
Jinke Properties Group, Cl A	14,300	15,534
Oceanwide Holdings, Cl A	8,400	9,162
Poly Developments and Holdings Group, Cl A	38,000	80,521
RiseSun Real Estate Development, Cl A	9,300	15,569
Shanghai SMI Holding, Cl A	6,800	8,085
		332,200
Utilities — 1.8%
SDIC Power Holdings, Cl A	21,700	26,801
Shanghai Electric Power, Cl A	5,600	7,525
Zhejiang Zheneng Electric Power, Cl A	21,800	15,798
		50,124
TOTAL COMMON STOCK (Cost $2,310,024)		2,795,504

TOTAL INVESTMENTS — 99.8% (Cost $2,310,024)		2,795,504
OTHER ASSETS LESS LIABILITIES – 0.2%		4,548
NET ASSETS - 100%		$2,800,052

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares CICC China Leaders 100 Index ETF (concluded)

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Security is fair valued using methods determined in good faith by the Fair Value Committee appointed by the Board of Trustees. The total value of such securities as of March 31, 2019 was $83 and represents 0.0% of Net Assets.
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Security considered illiquid. The total value of such securities as of March 31, 2019 was $83 and represents 0.0% of Net Assets (Unaudited).

Cl — Class

The following summarizes the market value of the Fund’s investments used as of March 31, 2019, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total

Common Stock
China
Communication Services	$30,241	$—	$—	$30,241
Consumer Discretionary	574,433	—	—	574,433
Consumer Staples	324,566	—	—	324,566
Energy	39,779	—	—	39,779
Financials	922,633	—	—	922,633
Health Care	91,167	—	—	91,167
Industrials	249,333	—	—	249,333
Information Technology	41,609	—	83	41,692
Materials	139,336	—	—	139,336
Real Estate	332,200	—	—	332,200
Utilities	50,124	—	—	50,124
Total Common Stock	2,795,421	—	83	2,795,504
Total Investments in Securities	$2,795,421	$—	$83	$2,795,504

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended March 31, 2019, there have been no transfers between Level 1 and Level 2 investments.

For the year ended March 31, 2019, there have been no transfers between Level 2 and Level 3 investments.

For the year ended March 31, 2019, the transfers in and out of Level 3 occurred due to a halt in trading of these securities. Transfers between levels are recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares CSI China Internet ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 89.1%
Communication Services — 52.1%
58.com ADR*	1,224,238	$80,407,952
Autohome ADR*(A)	679,186	71,396,032
Baidu ADR*	814,853	134,328,517
Bilibili ADR*	2,003,093	37,958,612
Bitauto Holdings ADR*	435,517	6,933,431
Changyou.com ADR	253,264	4,330,814
Fang Holdings ADR*	2,672,557	3,607,952
HUYA ADR*(A)	732,438	20,603,481
iQIYI ADR*(A)	3,525,641	84,333,333
Momo ADR*	1,960,677	74,976,289
NetEase ADR	415,622	100,351,932
SINA*	856,796	50,756,595
Sogou ADR*(A)	950,780	5,647,633
Sohu.com ADR*(A)	373,489	6,192,448
Tencent Holdings	4,304,275	197,943,079
Tencent Music Entertainment Group ADR*(A)	5,360,200	97,019,620
Tian Ge Interactive Holdings	7,631,000	3,032,977
Weibo ADR*	802,487	49,746,169
YY ADR*	606,614	50,961,642
		1,080,528,508
Consumer Discretionary — 31.0%
Alibaba Group Holding ADR*	1,088,122	198,527,859
Baozun ADR*(A)	478,919	19,894,295
Cogobuy Group*(A)	7,211,818	2,655,068
Ctrip.com International ADR*	2,483,455	108,502,149
JD.com ADR*	3,281,699	98,943,225
Pinduoduo ADR*	3,116,352	77,285,530
Secoo Holding ADR*	425,249	3,725,181
TAL Education Group ADR*	2,419,996	87,313,456
Tuniu ADR*(A)	578,253	2,775,614
Vipshop Holdings ADR*	5,561,300	44,657,239
		644,279,616

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares CSI China Internet ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials — 2.7%
Fanhua ADR(A)	545,690	$14,329,820
LexinFintech Holdings ADR*	1,009,427	10,598,984
PPDAI Group ADR*(A)	1,080,494	4,084,267
Qudian ADR*	1,575,027	7,969,637
Yirendai ADR(A)	145,647	1,974,973
ZhongAn Online P&C Insurance, Cl H*(A)	4,616,500	16,584,220
		55,541,901
Industrials — 1.4%
51job ADR*	370,409	28,847,453

Information Technology — 1.9%
21Vianet Group ADR*	939,814	7,462,123
Aurora Mobile ADR*	470,766	3,107,056
Cheetah Mobile ADR*	514,429	3,302,634
Kingsoft	9,620,000	24,460,691
Xunlei ADR*	481,231	1,761,306
		40,093,810
TOTAL CHINA		1,849,291,288

HONG KONG — 10.8%
Communication Services — 3.3%
Alibaba Pictures Group*(A)	188,964,000	33,460,081
China Literature*(A)	4,869,000	22,794,508
Inke*(A)	12,752,000	3,167,715
NetDragon Websoft Holdings	3,266,315	8,205,369
		67,627,673
Consumer Discretionary — 6.5%
Meituan Dianping, Cl B*(A)	20,110,800	135,524,598

Financials — 0.6%
51 Credit Card*(A)	5,624,000	4,083,695
Chong Sing Holdings FinTech Gr (A)	229,200,000	1,897,846
Yixin Group*(A)	30,559,000	7,435,422
		13,416,963
Industrials — 0.2%
HC Group(A)	6,813,400	3,680,127

Information Technology — 0.2%
Huifu Payment*(A)	6,946,800	3,451,298
TOTAL HONG KONG		223,700,659
TOTAL COMMON STOCK (Cost $2,019,172,463)		2,072,991,947

SHORT-TERM INVESTMENT(B)(C) — 22.6%
Invesco Government & Agency Portfolio, Cl Institutional, 2.340%	468,400,662	468,400,662
TOTAL SHORT-TERM INVESTMENT (Cost $468,400,662)		468,400,662

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares CSI China Internet ETF (concluded)

Value
TOTAL INVESTMENTS — 122.5% (Cost $2,487,573,125)	$2,541,392,609
OTHER ASSETS LESS LIABILITIES — (22.5)%	(466,888,025)
NET ASSETS - 100%	$2,074,504,584

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at March 31, 2019. The total market value of securities on loan at March 31, 2019 was $452,716,688.
(B)	The rate shown is the 7-day effective yield as of March 31, 2019.
(C)	This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2019 was $468,400,662.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2019, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2019, there have been no transfers between Level 1, Level 2 or Level 3 investments. Transfers between levels are recognized at period end.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Bosera MSCI China A Share ETF

	Shares	Value
COMMON STOCK — 99.5%‡
CHINA — 99.5%
Communication Services — 2.1%
China Film, Cl A	285,093	$753,862
China South Publishing & Media Group, Cl A	481,948	922,989
China United Network Communications, Cl A	6,174,520	6,238,652
Chinese Universe Publishing and Media, Cl A	380,236	859,466
CITIC Guoan Information Industry, Cl A	745,497	658,946
Giant Network Group, Cl A	232,836	764,663
Perfect World, Cl A	156,138	741,633
Shanghai Oriental Pearl Group, Cl A	796,646	1,464,031
Wuhu Shunrong Sanqi Interactive Entertainment Network Technology, Cl A	261,140	540,140
		12,944,382
Consumer Discretionary — 7.8%
BYD, Cl A	366,827	2,919,790
China Grand Automotive Services, Cl A	1,056,387	833,138
China International Travel Service, Cl A	389,973	4,066,740
China Shipbuilding Industry Group Power, Cl A	402,668	1,584,260
Chongqing Changan Automobile, Cl A	967,720	1,192,334
Fuyao Glass Industry Group, Cl A	230,824	835,682
Gree Electric Appliances of Zhuhai, Cl A	617,150	4,335,534
Guangzhou Automobile Group, Cl A	512,016	889,906
Hangzhou Robam Appliances, Cl A	180,010	862,522
HLA, Cl A	612,092	889,875
Huayu Automotive Systems, Cl A	531,955	1,613,232
Liaoning Cheng Da, Cl A	415,438	925,435
Midea Group, Cl A	673,375	4,882,825
Oppein Home Group, Cl A	69,891	1,262,577
Qingdao Haier, Cl A	1,226,245	3,122,087
SAIC Motor, Cl A	1,592,171	6,176,587
Shandong Linglong Tyre, Cl A	296,919	786,017
Shenzhen Overseas Chinese Town, Cl A	1,800,323	2,062,809

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Suning.com, Cl A	1,900,620	$3,549,415
TCL, Cl A	3,038,900	1,835,948
Wanxiang Qianchao, Cl A	498,733	500,202
Weifu High-Technology Group, Cl A	238,174	818,344
Zhejiang Semir Garment, Cl A	500,800	893,514
		46,838,773
Consumer Staples — 12.9%
Beijing Dabeinong Technology Group, Cl A	696,700	552,575
Foshan Haitian Flavouring & Food, Cl A	452,519	5,838,129
Henan Shuanghui Investment & Development, Cl A	589,890	2,269,078
Inner Mongolia Yili Industrial Group, Cl A	1,234,132	5,345,910
Jiangsu Yanghe Brewery Joint-Stock, Cl A	304,837	5,916,021
Kweichow Moutai, Cl A	256,769	32,629,707
Luzhou Laojiao, Cl A	305,030	3,022,067
Muyuan Foodstuff, Cl A	343,611	3,237,108
New Hope Liuhe, Cl A	787,115	1,557,785
Shanxi Xinghuacun Fen Wine Factory, Cl A	194,223	1,747,666
Tongwei, Cl A	755,120	1,366,367
Tsingtao Brewery, Cl A	121,828	782,613
Wuliangye Yibin, Cl A	790,478	11,174,580
Yonghui Superstores, Cl A	1,851,686	2,380,668
		77,820,274
Energy — 2.5%
China Petroleum & Chemical, Cl A	5,103,784	4,359,352
China Shenhua Energy, Cl A	919,058	2,681,874
Guanghui Energy, Cl A	1,698,505	1,099,446
Offshore Oil Engineering, Cl A	792,100	759,073
PetroChina, Cl A	3,409,855	3,856,269
Shaanxi Coal Industry, Cl A	825,740	1,094,810
Shanxi Lu’an Environmental Energy Development, Cl A	530,916	618,594
Shanxi Xishan Coal & Electricity Power, Cl A	609,546	565,083
		15,034,501
Financials — 34.1%
Agricultural Bank of China, Cl A	15,365,507	8,528,518
Anxin Trust, Cl A	1,042,875	1,121,988
AVIC Capital, Cl A	1,730,700	1,522,044
Bank of Beijing, Cl A	4,201,313	3,876,096
Bank of China, Cl A	10,194,500	5,719,066
Bank of Communications, Cl A	7,986,914	7,416,200
Bank of Guiyang, Cl A	393,534	764,206
Bank of Hangzhou, Cl A	1,179,503	1,511,193
Bank of Jiangsu, Cl A	2,432,000	2,580,304
Bank of Nanjing, Cl A	1,628,409	1,916,716
Bank of Ningbo, Cl A	1,050,800	3,321,180
Bank of Shanghai, Cl A	2,208,748	3,937,502
Changjiang Securities, Cl A	1,292,603	1,448,365
China CITIC Bank, Cl A	1,126,034	1,053,950
China Construction Bank, Cl A	2,160,926	2,234,820
China Everbright Bank, Cl A	7,970,284	4,862,677

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
China Life Insurance, Cl A	569,052	$2,398,076
China Merchants Bank, Cl A	4,218,187	21,291,167
China Merchants Securities, Cl A	1,178,670	3,072,870
China Minsheng Banking, Cl A	7,307,618	6,894,184
China Pacific Insurance Group, Cl A	1,284,221	6,504,998
CITIC Securities, Cl A	1,993,242	7,349,861
Dongxing Securities, Cl A	425,617	874,009
Everbright Securities, Cl A	753,420	1,475,404
First Capital Securities, Cl A	785,761	919,032
Founder Securities, Cl A	1,795,046	2,051,420
GF Securities, Cl A	1,225,181	2,948,004
Guosen Securities, Cl A	789,441	1,590,582
Guotai Junan Securities, Cl A	1,504,581	4,511,370
Guoyuan Securities, Cl A	608,118	945,632
Haitong Securities, Cl A	1,625,681	3,393,992
Huaan Securities, Cl A	581,854	619,067
Huatai Securities, Cl A	1,320,181	4,402,437
Huaxi Securities, Cl A	347,931	638,372
Huaxia Bank, Cl A	2,642,127	3,243,586
Hubei Biocause Pharmaceutical, Cl A	738,990	749,964
Industrial & Commercial Bank of China, Cl A	11,148,730	9,240,562
Industrial Bank, Cl A	4,244,608	11,476,523
Industrial Securities, Cl A	1,267,344	1,367,258
New China Life Insurance, Cl A	428,056	3,419,887
Orient Securities, Cl A	1,158,740	2,055,323
Ping An Bank, Cl A	3,507,163	6,690,549
Ping An Insurance Group of China, Cl A	2,219,180	25,460,370
SDIC Capital, Cl A	655,100	1,416,417
Shanghai Pudong Development Bank, Cl A	6,014,132	10,094,850
Shanxi Securities, Cl A	501,400	715,518
Shenwan Hongyuan Group, Cl A	3,863,989	3,173,896
Sinolink Securities, Cl A	752,300	1,202,301
SooChow Securities, Cl A	731,587	1,101,702
Western Securities, Cl A	619,693	1,063,221
		206,167,229
Health Care — 5.1%
Beijing Tongrentang, Cl A	223,131	993,767
China Resources Sanjiu Medical & Pharmaceutical, Cl A	251,360	1,078,721
Dong-E-E-Jiao, Cl E	161,055	1,137,177
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	247,039	1,433,666
Huadong Medicine, Cl A	329,701	1,600,866
Jiangsu Hengrui Medicine, Cl A	860,368	8,375,536
Jointown Pharmaceutical Group, Cl A	287,250	670,230
Kangmei Pharmaceutical, Cl A	1,106,327	1,720,353
Meinian Onehealth Healthcare Holdings, Cl A	588,841	1,628,903
Shandong Buchang Pharmaceuticals, Cl A	229,638	989,943
Shanghai Fosun Pharmaceutical Group, Cl A	381,813	1,691,972
Shanghai Pharmaceuticals Holding, Cl A	448,403	1,379,866
Shenzhen Salubris Pharmaceuticals, Cl A	124,369	503,198

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Sichuan Kelun Pharmaceutical, Cl A	342,068	$1,473,597
Tasly Pharmaceutical Group, Cl A	242,638	813,102
Tonghua Dongbao Pharmaceutical, Cl A	362,583	936,645
Yunnan Baiyao Group, Cl A	195,337	2,485,241
Zhangzhou Pientzehuang Pharmaceutical, Cl A	111,400	1,904,684
		30,817,467
Industrials — 12.7%
AECC Aviation Power, Cl A	388,644	1,526,770
Air China, Cl A	940,900	1,517,716
AVIC Aircraft, Cl A	631,668	1,602,622
AVIC Shenyang Aircraft, Cl A*	174,723	851,749
China Avionics Systems, Cl A	387,503	958,350
China Communications Construction, Cl A	542,495	1,009,882
China Eastern Airlines, Cl A	1,504,716	1,553,932
China Gezhouba Group, Cl A	1,118,164	1,207,981
China International Marine Containers Group, Cl A	126,634	281,149
China National Chemical Engineering, Cl A	1,220,439	1,175,001
China Railway Construction, Cl A	2,321,155	3,975,550
China Shipbuilding Industry, Cl A	4,512,699	3,921,634
China Southern Airlines, Cl A	1,734,402	2,206,651
China Spacesat, Cl A	194,210	727,399
China State Construction Engineering, Cl A	8,553,786	7,789,824
COSCO Shipping Development, Cl A*	2,102,478	960,479
COSCO Shipping Holdings, Cl A*	1,255,764	986,642
CRRC, Cl A	4,047,505	5,480,833
Daqin Railway, Cl A	3,014,928	3,741,630
Dongfang Electric, Cl A	694,326	1,096,217
Fangda Carbon New Material, Cl A	354,900	1,192,999
Guangshen Railway, Cl A	1,564,891	828,995
Luxshare Precision Industry, Cl A	853,056	3,148,089
Metallurgical Corp of China, Cl A	3,361,621	1,760,797
NARI Technology, Cl A	894,519	2,809,931
Power Construction Corp of China, Cl A	1,982,646	1,702,311
Sany Heavy Industry, Cl A	1,609,414	3,060,669
SF Holding, Cl A	244,184	1,330,618
Shanghai Electric Group, Cl A	1,353,860	1,202,724
Shanghai International Airport, Cl A	185,660	1,717,027
Shanghai International Port Group, Cl A	1,649,289	1,784,223
Shanghai Tunnel Engineering, Cl A	842,750	920,476
Spring Airlines, Cl A	129,850	784,487
Suzhou Gold Mantis Construction Decoration, Cl A	471,861	827,136
TBEA, Cl A	922,593	1,136,732
Tus-Sound Environmental Resources, Cl A	239,211	551,379
Weichai Power, Cl A	1,297,466	2,287,874
XCMG Construction Machinery, Cl A	1,363,287	892,602
Xiamen C & D, Cl A	420,275	541,588
Xinjiang Goldwind Science & Technology, Cl A	792,091	1,714,967
Zhejiang Chint Electrics, Cl A	473,851	1,889,707

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Zhengzhou Yutong Bus, Cl A	416,050	$831,456
Zoomlion Heavy Industry Science and Technology, Cl A	1,616,791	1,077,829
		76,566,627
Information Technology — 7.5%
360 Security Technology, Cl A	261,994	1,006,620
Aisino, Cl A	417,303	1,734,364
Beijing Shiji Information Technology, Cl A	223,718	1,086,931
Beijing Xinwei Technology Group, Cl A(A)(B)(C)	27,410	—
BOE Technology Group, Cl A	6,821,500	3,958,788
DHC Software, Cl A	800,130	1,053,711
Focus Media Information Technology, Cl A	2,455,329	2,290,841
Foxconn Industrial Internet, Cl A*	865,412	1,899,471
GoerTek, Cl A	587,563	918,040
Guangzhou Haige Communications Group, Cl A	624,765	909,229
Hangzhou Hikvision Digital Technology, Cl A	1,878,800	9,804,696
Hengtong Optic-electric, Cl A	357,275	1,128,147
Hundsun Technologies, Cl A	138,637	1,806,353
Iflytek, Cl A	400,241	2,161,356
LONGi Green Energy Technology, Cl A	551,487	2,141,872
Ninestar, Cl A	133,000	623,617
O-film Tech, Cl A	616,946	1,303,627
Sanan Optoelectronics, Cl A	809,898	1,767,984
Shanghai 2345 Network Holding Group, Cl A	1,186,834	1,070,238
Tianma Microelectronics, Cl A	372,911	859,002
Tunghsu Optoelectronic Technology, Cl A	1,331,845	1,197,039
Unisplendour, Cl A	113,750	737,830
Yonyou Network Technology, Cl A	358,520	1,808,552
Zhejiang Dahua Technology, Cl A	503,100	1,229,264
ZTE, Cl A*	682,824	2,966,945
		45,464,517
Materials — 5.9%
Aluminum Corp of China, Cl A*	2,493,800	1,554,868
Angang Steel, Cl A	1,086,601	921,643
Anhui Conch Cement, Cl A	814,053	4,624,943
Baoshan Iron & Steel, Cl A	3,739,100	4,022,751
BBMG, Cl A	1,534,908	1,014,106
China Molybdenum, Cl A	3,706,649	2,570,308
China Northern Rare Earth Group High-Tech, Cl A	637,100	1,057,062
Hengli Petrochemical, Cl A	407,966	1,123,087
Hesteel, Cl A	2,529,559	1,287,326
Inner Mongolia BaoTou Steel Union, Cl A	8,946,280	2,436,191
Jiangxi Copper, Cl A	318,804	740,059
Jiangxi Ganfeng Lithium, Cl A	257,965	1,059,084
Jinduicheng Molybdenum, Cl A	773,278	796,269
Maanshan Iron & Steel, Cl A	906,900	524,961
Rongsheng Petro Chemical, Cl A	523,907	983,076
Shandong Gold Mining, Cl A	354,637	1,640,147
Shenzhen Zhongjin Lingnan Nonfemet, Cl A	1,038,093	780,091

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials (continued)
Sinopec Shanghai Petrochemical, Cl A	835,804	$667,877
Tianqi Lithium, Cl A	234,750	1,228,209
Tongling Nonferrous Metals Group, Cl A	2,690,900	1,025,074
Zhejiang Huayou Cobalt, Cl A	173,823	969,707
Zhejiang Longsheng Group, Cl A	765,056	1,958,121
Zhongjin Gold, Cl A	589,837	750,440
Zijin Mining Group, Cl A	3,780,975	1,974,825
		35,710,225
Real Estate — 5.6%
China Fortune Land Development, Cl A	499,778	2,306,942
China Merchants Shekou Industrial Zone Holdings, Cl A	1,339,856	4,593,655
China Vanke, Cl A	1,996,480	9,126,494
Financial Street Holdings, Cl A	531,159	678,156
Gemdale, Cl A	988,107	2,021,736
Greenland Holdings, Cl A	1,343,641	1,507,552
Jinke Properties Group, Cl A	1,293,941	1,405,579
Poly Developments and Holdings Group, Cl A	2,429,397	5,147,855
RiseSun Real Estate Development, Cl A	854,437	1,430,376
Seazen Holdings, Cl A	466,910	3,136,959
Xinhu Zhongbao, Cl A	1,640,268	961,676
Youngor Group, Cl A	890,715	1,207,466
Zhejiang China Commodities City Group, Cl A	888,056	629,021
		34,153,467
Utilities — 3.3%
Beijing Capital, Cl A	845,625	524,725
China National Nuclear Power, Cl A	1,952,366	1,757,658
China Yangtze Power, Cl A	2,940,138	7,380,752
GD Power Development, Cl A	4,380,600	1,746,973
Huadian Power International, Cl A	1,696,285	1,100,533
Huaneng Power International, Cl A	848,597	828,368
Hubei Energy Group, Cl A	703,500	438,628
SDIC Power Holdings, Cl A	1,491,475	1,842,094
Shenergy, Cl A	1,189,694	994,923
Shenzhen Energy Group, Cl A	602,392	581,757
Sichuan Chuantou Energy, Cl A	746,682	1,036,657
Zhejiang Zheneng Electric Power, Cl A	2,088,142	1,513,236
		19,746,304
TOTAL COMMON STOCK (Cost $586,269,837)		601,263,766

TOTAL INVESTMENTS — 99.5% (Cost $586,269,837)		601,263,766
OTHER ASSETS LESS LIABILITIES – 0.5%		2,771,467
NET ASSETS - 100%		$604,035,233

*	Non-income producing security.
‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
(A)	Security is fair valued using methods determined in good faith by the Fair Value Committee appointed by the Board of Trustees. The total value of such securities as of March 31, 2019 was $0 and represents 0.0% of Net Assets.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Bosera MSCI China A Share ETF (concluded)

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Security considered illiquid. The total value of such securities as of March 31, 2019 was $0 and represents 0.0% of Net Assets (Unaudited).

Cl — Class

The following summarizes the market value of the Fund’s investments used as of March 31, 2019, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China
Communication Services	$12,944,382	$—	$—	$12,944,382
Consumer Discretionary	46,838,773	—	—	46,838,773
Consumer Staples	77,820,274	—	—	77,820,274
Energy	15,034,501	—	—	15,034,501
Financials	206,167,229	—	—	206,167,229
Health Care	30,817,467	—	—	30,817,467
Industrials	76,566,627	—	—	76,566,627
Information Technology	45,464,517	—	—	45,464,517
Materials	35,710,225	—	—	35,710,225
Real Estate	34,153,467	—	—	34,153,467
Utilities	19,746,304	—	—	19,746,304
Total Common Stock	601,263,766	—	—	601,263,766
Total Investments in Securities	$601,263,766	$—	$—	$601,263,766

The following is a reconciliation of the beginning and ending balances, of the year ended March 31, 2019, of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Beginning balance as of March 29, 2018	$6,103,566
Accrued discounts/premiums	—
Realized gain/(loss)(1)	124,864
Change in unrealized appreciation/(depreciation)(2)	(553,405)
Purchases	47,553
Sales	(5,722,578)
Transfer into Level 3	—
Transfer out of Level 3	—
Ending balance as of March 31, 2019	$—

(1)	Realized gain/(loss) from the sale of Level 3 securities is included on the Statement of Operations in Net Realized Gain (Loss) on Investments.
(2)	Change in unrealized appreciation/(depreciation) is included on the Statement of Operations in Net Change in Unrealized Appreciation (Depreciation) on Investments.

For the year ended March 31, 2019, there have been no transfers between Level 1, Level 2 or Level 3 investments. Transfers between levels are recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares E Fund China Commercial Paper ETF

	Face Amount(A)	Value
COMMERCIAL PAPER — 79.1%‡
CHINA — 79.1%
Communication Services — 2.4%
China Telecom
3.050%, 04/26/2019	3,000,000	$446,370

Energy — 2.4%
Nanjing Railway Construction Investment
3.830%, 11/05/2019	3,000,000	447,799

Financials — 12.6%
Beijing State-Owned Assets Management
2.950%, 11/18/2019	5,000,000	742,852
Central Huijin Investment
3.430%, 08/06/2019	4,000,000	596,092
Ping An International Financial Leasing
3.440%, 06/06/2019	4,000,000	595,139
Shanghai Lujiazui Group
3.600%, 06/14/2019	3,000,000	446,751
		2,380,834
Industrials — 28.5%
CCCC First Harbor Engineering
3.380%, 09/06/2019	5,000,000	744,330
China Eastern Airlines
3.650%, 05/30/2019	3,000,000	446,840
China Heavy Duty Truck
3.850%, 06/17/2019	3,000,000	447,024
Guangzhou Yuexiu Holding Ltd.
3.200%, 05/20/2019	4,000,000	595,071
Rizhao Port Group
4.600%, 07/23/2019	2,000,000	298,680
Shaanxi Construction Engineering Group
3.750%, 09/09/2019	7,000,000	1,043,686
Tianjin Infrastructure Construction & Investment Group
3.300%, 01/09/2020	5,000,000	743,754

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares E Fund China Commercial Paper ETF (continued)

	Face Amount(A)	Value
COMMERCIAL PAPER (continued)
Industrials (continued)
Xiamen ITG Group
3.000%, 11/25/2019	5,000,000	$742,557
Zhejiang Geely Holding Group
3.490%, 10/22/2019	2,000,000	298,182
		5,360,124
Materials — 19.8%
Aluminum Corporation of China
3.770%, 07/09/2019	4,000,000	596,132
Anshan Iron And Steel Group
4.000%, 08/20/2019	4,000,000	596,877
Henan Pinggao Electric Ltd.
4.510%, 04/19/2019	4,000,000	595,445
Jiangsu Shagang Group
3.290%, 11/22/2019	5,000,000	742,719
Shougang Group
3.140%, 11/15/2019	5,000,000	743,236
South Cement
3.790%, 07/12/2019	3,000,000	447,145
		3,721,554
Real Estate — 5.5%
Beijing Capital Development
3.790%, 09/01/2019	4,000,000	596,183
Gemdale
4.070%, 08/25/2019	3,000,000	447,717
		1,043,900
Utilities — 7.9%
China Datang Corporation
3.450%, 07/19/2019	4,000,000	595,720
GD Power Development
4.100%, 04/12/2019	6,000,000	893,031
		1,488,751
TOTAL COMMERCIAL PAPER (Cost $14,706,438)		14,889,332

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares E Fund China Commercial Paper ETF (continued)

	Face Amount(A)/ Shares	Value
CORPORATE OBLIGATIONS — 8.7%
CHINA — 8.7%
HBIS Group
4.870%, 04/04/2019	5,000,000	$744,086
Nanjing Yangzi State-Owned Assets Investment Group
4.450%, 07/19/2019	3,000,000	447,930
Ningbo Development & Investment Group
3.870%, 06/18/2019	3,000,000	446,946
TOTAL CORPORATE OBLIGATIONS (Cost $1,656,429)		1,638,962

SHORT-TERM INVESTMENTS(B)(C) — 2.2%
China Universal Express Income Money Market Fund, 2.238%	385	57
E Fund Money Market Fund, 3.356%*	2,582,000	384,215
Fortune SGAM Xianjin Tianyi Money Market Fund, 2.630%	161,466	24,022
Xianjinbao Real-Time Redemption Money Market Fund, 2.100%	3,501	521
TOTAL SHORT-TERM INVESTMENTS (Cost $416,385)		408,815

TOTAL INVESTMENTS — 90.0% (Cost $16,779,252)		16,937,109
OTHER ASSETS LESS LIABILITIES — 10.0%		1,885,123
NET ASSETS — 100%		$18,822,232

*	Affiliated investment is a Chinese investment company which is managed by E Fund Management (Hong Kong) Co., Limited (the “Sub-Adviser”) or an affiliate of the Sub-Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended March 31, 2019 are as follows:

Value of Shares Held as of 3/29/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 3/31/19	Number of Shares Held as of 3/31/19	Dividend Income	Capital Gains Distributions
E Fund Money Market Fund
$23,714	$446,092	$(73,581)	$(7,986)	$(4,024)	$384,215	2,582,000	$6,729	$ —

Amounts designated as “—” are $0.

‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	In CNY unless otherwise indicated.
(B)	The rate shown is the 7-day effective yield as of March 31, 2019.
(C)	Class not available.

CNY — Chinese Yuan

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares E Fund China Commercial Paper ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2019, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$14,889,332	$—	$14,889,332
Corporate Obligations	—	1,638,962	—	1,638,962
Short-Term Investments	408,815	—	—	408,815
Total Investments in Securities	$408,815	$16,528,294	$—	$16,937,109

For the year ended March 31, 2019, there have been no transfers between Level 1, Level 2 or Level 3 investments. Transfers between levels are recognized at period end.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI All China Index ETF

	Shares	Value
COMMON STOCK — 99.4%‡
CHINA — 89.9%
Communication Services — 15.7%
58.com ADR*	246	$16,157
Autohome ADR*	148	15,558
Baidu ADR*	698	115,065
China Mobile	10,972	111,817
China Telecom, Cl H	30,000	16,663
China Unicom Hong Kong	12,000	15,210
Momo ADR*	210	8,030
NetEase ADR	190	45,876
Shanghai Oriental Pearl Group, Cl A	5,640	10,365
SINA*	200	11,848
Tencent Holdings	13,358	614,302
Tencent Music Entertainment Group ADR*	1	18
Weibo ADR*	146	9,051
YY ADR*	141	11,845
		1,001,805
Consumer Discretionary — 18.2%
Alibaba Group Holding ADR*	3,245	592,050
ANTA Sports Products	5,000	34,013
BAIC Motor, Cl H	8,000	5,228
Brilliance China Automotive Holdings	12,000	11,893
BYD, Cl A	1,600	12,735
BYD, Cl H	2,500	15,064
China Grand Automotive Services, Cl A	8,500	6,704
China International Travel Service, Cl A	1,500	15,642
Chongqing Changan Automobile, Cl A	13,100	16,141
Ctrip.com International ADR*	995	43,472
Dongfeng Motor Group, Cl H	10,000	10,013
Fuyao Glass Industry Group, Cl A	5,500	19,913
Geely Automobile Holdings	11,000	21,019
Great Wall Motor, Cl H	15,500	11,630

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Gree Electric Appliances of Zhuhai, Cl A	2,500	$17,563
Guangzhou Automobile Group, Cl H	12,000	14,171
Huayu Automotive Systems, Cl A	3,100	9,401
Huazhu Group ADR	341	14,370
JD.com ADR*	1,250	37,688
Midea Group, Cl A	4,500	32,631
NavInfo, Cl A	3,000	10,124
New Oriental Education & Technology Group ADR*	338	30,451
Qingdao Haier, Cl A	5,600	14,258
SAIC Motor, Cl A	4,657	18,066
Shenzhen Overseas Chinese Town, Cl A	12,000	13,750
Shenzhou International Group Holdings	2,500	33,503
Suning.com, Cl A	8,600	16,060
Suofeiya Home Collection, Cl A	2,100	8,015
TAL Education Group ADR*	792	28,575
Vipshop Holdings ADR*	1,283	10,302
Yum China Holdings	796	35,748
		1,160,193
Consumer Staples — 6.3%
Angel Yeast, Cl A	2,000	8,053
Anhui Gujing Distillery, Cl A	600	9,598
China Mengniu Dairy*	6,000	22,319
China Resources Beer Holdings	8,000	33,682
Foshan Haitian Flavouring & Food, Cl A	1,600	20,642
Guangdong Haid Group, Cl A	3,100	13,009
Henan Shuanghui Investment & Development, Cl A	3,100	11,924
Inner Mongolia Yili Industrial Group, Cl A	5,000	21,659
Jiangsu Yanghe Brewery Joint-Stock, Cl A	1,000	19,407
Kweichow Moutai, Cl A	1,000	127,078
Luzhou Laojiao, Cl A	1,500	14,861
Muyuan Foodstuff, Cl A	2,400	22,610
New Hope Liuhe, Cl A	14,100	27,905
Shanxi Xinghuacun Fen Wine Factory, Cl A	600	5,399
Tingyi Cayman Islands Holding	8,000	13,187
Want Want China Holdings	15,000	12,459
Yonghui Superstores, Cl A	10,500	13,500
		397,292
Energy — 3.2%
China Oilfield Services, Cl H	10,000	10,802
China Petroleum & Chemical, Cl A	18,500	15,801
China Petroleum & Chemical, Cl H	42,500	33,513
China Shenhua Energy, Cl H	7,500	17,102
CNOOC	31,826	59,598
Offshore Oil Engineering, Cl A	12,600	12,075
PetroChina, Cl A	9,600	10,857
PetroChina, Cl H	43,984	28,520
Shaanxi Coal Industry, Cl A	8,000	10,607
Shanxi Lu’an Environmental Energy Development, Cl A	5,000	5,826
		204,701

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials — 18.8%
Agricultural Bank of China, Cl A	17,500	$9,713
Agricultural Bank of China, Cl H	70,397	32,464
Anxin Trust, Cl A	8,000	8,607
AVIC Capital, Cl A	15,100	13,280
Bank of Beijing, Cl A	19,500	17,991
Bank of China, Cl A	20,600	11,557
Bank of China, Cl H	146,396	66,391
Bank of Communications, Cl A	30,000	27,856
Bank of Communications, Cl H	4,000	3,276
Bank of Hangzhou, Cl A	9,600	12,300
Bank of Jiangsu, Cl A	15,600	16,551
Bank of Nanjing, Cl A	10,100	11,888
Bank of Ningbo, Cl A	4,600	14,539
Bank of Shanghai, Cl A	10,100	18,005
Changjiang Securities, Cl A	14,600	16,359
China CITIC Bank, Cl H	21,000	13,376
China Construction Bank, Cl A	8,600	8,894
China Construction Bank, Cl H	201,000	172,323
China Everbright Bank, Cl A	37,500	22,879
China Life Insurance, Cl H	20,483	55,057
China Merchants Bank, Cl A	10,000	50,475
China Merchants Securities, Cl A	6,500	16,946
China Minsheng Banking, Cl A*	19,000	17,925
China Pacific Insurance Group, Cl A	3,600	18,235
CITIC Securities, Cl A	7,500	27,655
Everbright Securities, Cl A	7,000	13,708
Founder Securities, Cl A	12,000	13,714
GF Securities, Cl A*	3,600	8,662
Guosen Securities, Cl A	8,000	16,119
Guotai Junan Securities, Cl A	5,500	16,491
Haitong Securities, Cl A	8,500	17,746
Huatai Securities, Cl A	4,100	13,672
Huaxia Bank, Cl A	13,100	16,082
Hubei Biocause Pharmaceutical, Cl A	8,600	8,728
Industrial & Commercial Bank of China, Cl A	35,000	29,010
Industrial Bank, Cl A	13,600	36,772
Industrial Securities, Cl A	18,500	19,958
New China Life Insurance, Cl A	1,500	11,984
New China Life Insurance, Cl H	3,100	15,796
Noah Holdings ADR*	141	6,833
Orient Securities, Cl A	9,500	16,851
PICC Property & Casualty, Cl H	13,510	15,352
Ping An Bank, Cl A	14,100	26,898
Ping An Insurance Group of China, Cl A	6,000	68,837
Ping An Insurance Group of China, Cl H	8,000	89,580
Shanghai Pudong Development Bank, Cl A	20,000	33,570
Shenwan Hongyuan Group, Cl A	22,600	18,564
		1,199,469

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care — 5.3%
3SBio	5,000	$9,834
Alibaba Health Information Technology*	12,000	13,865
Beijing Tongrentang, Cl A	2,544	11,330
Changchun High & New Technology Industry Group, Cl A	400	18,868
China Medical System Holdings	6,000	5,816
China Traditional Chinese Medicine Holdings	12,000	7,139
CSPC Pharmaceutical Group	10,000	18,599
Dong-E-E-Jiao, Cl E	2,000	14,122
Genscript Biotech*	8,000	15,103
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	1,600	9,285
Huadong Medicine, Cl A	1,600	7,769
Hualan Biological Engineering, Cl A	2,000	13,393
Jiangsu Hengrui Medicine, Cl A	3,000	29,204
Kangmei Pharmaceutical, Cl A	4,600	7,153
Meinian Onehealth Healthcare Holdings, Cl A	4,000	11,065
Shanghai Fosun Pharmaceutical Group, Cl A	2,600	11,522
Shanghai Fosun Pharmaceutical Group, Cl H	2,000	7,223
Shanghai Pharmaceuticals Holding, Cl A	5,000	15,386
Sichuan Kelun Pharmaceutical, Cl A	1,600	6,893
Sino Biopharmaceutical	15,000	13,682
Sinopharm Group, Cl H	4,000	16,663
Tasly Pharmaceutical Group, Cl A	2,500	8,378
Tong Ren Tang Technologies, Cl H	6,000	8,056
Tonghua Dongbao Pharmaceutical, Cl A	3,500	9,041
Wuxi Biologics Cayman*	2,000	19,453
Yunnan Baiyao Group, Cl A	1,000	12,723
Zhangzhou Pientzehuang Pharmaceutical, Cl A	500	8,549
Zhejiang NHU, Cl A	3,000	8,250
		338,364
Industrials — 8.8%
51job ADR*	93	7,243
AECC Aviation Power, Cl A	2,600	10,214
AVIC Aircraft, Cl A	3,600	9,133
AVIC Electromechanical Systems, Cl A	5,000	5,967
AVIC Shenyang Aircraft, Cl A*	1,600	7,800
Beijing Capital International Airport, Cl H	8,000	7,592
China Communications Construction, Cl H	20,000	20,688
China Conch Venture Holdings	5,000	17,898
China Eastern Airlines, Cl A	17,100	17,659
China Everbright International	10,323	10,494
China Gezhouba Group, Cl A	7,100	7,670
China Merchants Port Holdings	8,000	17,040
China Railway Construction, Cl A	7,100	12,161
China Railway Construction, Cl H	8,000	10,476
China Railway Group, Cl H	15,000	13,682
China Southern Airlines, Cl A	6,600	8,397
China State Construction Engineering, Cl A	27,500	25,044
China State Construction International Holdings	10,000	9,363
CITIC	10,780	16,095

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
COSCO Shipping Development, Cl A*	41,000	$18,730
COSCO Shipping Holdings, Cl A*	19,000	14,928
CRRC, Cl A	14,000	18,958
CRRC, Cl H	11,000	10,370
Daqin Railway, Cl A	11,600	14,396
Fosun International	7,500	12,707
Guangzhou Baiyun International Airport, Cl A	5,000	10,997
Jiangsu Expressway, Cl H	10,000	14,140
Luxshare Precision Industry, Cl A	4,600	16,975
Metallurgical Corp of China, Cl A	28,500	14,928
Ningbo Zhoushan Port, Cl A	6,500	4,208
Power Construction Corp of China, Cl A	13,100	11,248
Sany Heavy Industry, Cl A	9,000	17,116
Shanghai Electric Group, Cl H	32,000	12,148
Shanghai International Airport, Cl A	1,000	9,248
Shanghai International Port Group, Cl A	9,000	9,736
Suzhou Gold Mantis Construction Decoration, Cl A	5,600	9,816
Weichai Power, Cl A	17,500	30,858
Xinjiang Goldwind Science & Technology, Cl A	7,249	15,695
Zhejiang Chint Electrics, Cl A	2,500	9,970
Zhejiang Sanhua Intelligent Controls, Cl A	4,000	9,327
Zhengzhou Yutong Bus, Cl A	4,600	9,193
Zhuzhou CRRC Times Electric, Cl H	2,000	11,822
Zoomlion Heavy Industry Science and Technology, Cl A	25,500	16,999
		559,129
Information Technology — 4.1%
AAC Technologies Holdings	2,500	14,793
Aisino, Cl A	2,600	10,806
BOE Technology Group, Cl A	32,600	18,919
DHC Software, Cl A	6,600	8,692
Focus Media Information Technology, Cl A	9,600	8,957
GDS Holdings ADR*	193	6,888
Hanergy Thin Film Power Group*(A)(B)(C)	4,364	6
Hangzhou Hikvision Digital Technology, Cl A	7,000	36,530
Hengtong Optic-electric, Cl A	2,600	8,210
Iflytek, Cl A	2,100	11,340
Kingdee International Software Group	10,000	11,567
Kingsoft*	5,000	12,714
Lenovo Group	12,000	10,792
LONGi Green Energy Technology, Cl A	3,600	13,982
O-film Tech, Cl A	4,500	9,509
Sanan Optoelectronics, Cl A	5,500	12,006
Sunny Optical Technology Group	1,600	19,108
Tianma Microelectronics, Cl A	5,000	11,517
TravelSky Technology, Cl H	4,000	10,573
Unigroup Guoxin Microelectronics, Cl A	1,100	7,371
Yonyou Network Technology, Cl A	2,100	10,593
Zhejiang Dahua Technology, Cl A	3,500	8,552
		263,425

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials — 3.4%
Angang Steel, Cl A	12,500	$10,603
Anhui Conch Cement, Cl A	2,500	14,203
Anhui Conch Cement, Cl H	2,500	15,271
Baoshan Iron & Steel, Cl A	12,600	13,556
BBMG, Cl A	19,500	12,884
China Molybdenum, Cl H	33,000	13,789
China National Building Material, Cl H	12,000	9,462
China Northern Rare Earth Group High-Tech, Cl A	7,100	11,780
Hesteel, Cl A	22,000	11,196
Inner Mongolia BaoTou Steel Union, Cl A	44,100	12,009
Jiangxi Ganfeng Lithium, Cl A	1,500	6,158
Rongsheng Petro Chemical, Cl A	5,100	9,570
Shandong Gold Mining, Cl A	3,500	16,187
Shandong Hualu Hengsheng Chemical, Cl A	3,000	6,826
Sinopec Shanghai Petrochemical, Cl A	22,600	18,059
Tianqi Lithium, Cl A	1,500	7,848
Zhejiang Huayou Cobalt, Cl A	600	3,347
Zhejiang Longsheng Group, Cl A	7,500	19,196
Zijin Mining Group, Cl A	12,600	6,581
		218,525
Real Estate — 3.9%
China Fortune Land Development, Cl A	3,000	13,848
China Merchants Shekou Industrial Zone Holdings, Cl A	6,000	20,571
China Overseas Land & Investment	10,839	41,147
China Resources Land	10,214	45,801
China Vanke, Cl A	6,000	27,428
China Vanke, Cl H	3,100	13,032
Gemdale, Cl A	7,000	14,322
Greenland Holdings, Cl A	12,000	13,464
Poly Developments and Holdings Group, Cl A	8,600	18,223
Seazen Holdings, Cl A	2,000	13,437
Xinhu Zhongbao, Cl A	21,100	12,371
Zhejiang China Commodities City Group, Cl A	21,000	14,874
		248,518
Utilities — 2.2%
Beijing Enterprises Water Group	20,000	12,357
China Longyuan Power Group, Cl H	10,000	6,955
China National Nuclear Power, Cl A	16,100	14,494
China Yangtze Power, Cl A	8,000	20,083
ENN Energy Holdings	382	3,694
Guangdong Investment	10,000	19,312
Huadian Power International, Cl A	17,000	11,029
Huaneng Power International, Cl H	11,077	6,435
Hubei Energy Group, Cl A	17,600	10,973
SDIC Power Holdings, Cl A	9,000	11,116
Sichuan Chuantou Energy, Cl A	9,100	12,634
Zhejiang Zheneng Electric Power, Cl A	12,500	9,059
		138,141
TOTAL CHINA		5,729,562

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
HONG KONG — 9.5%
Communication Services — 0.3%
Alibaba Pictures Group*	100,000	$17,707

Consumer Discretionary — 0.3%
China First Capital Group*	12,000	6,344
Haier Electronics Group	5,000	14,522
		20,866
Consumer Staples — 0.1%
Sun Art Retail Group	7,500	7,309

Energy — 0.2%
Yanzhou Coal Mining, Cl H	10,000	9,822

Financials — 4.3%
China Cinda Asset Management, Cl H	3,504	973
China Galaxy Securities, Cl H	25,500	16,762
China Huarong Asset Management, Cl H	41,000	8,722
China International Capital, Cl H	4,400	10,190
China Merchants Bank, Cl H	8,000	38,879
China Minsheng Banking, Cl H	23,000	16,701
China Pacific Insurance Group, Cl H	7,200	28,250
China Taiping Insurance Holdings	4,200	12,520
CITIC Securities, Cl H	5,000	11,643
Far East Horizon	6,000	6,359
GF Securities, Cl H*	10,000	14,370
Huatai Securities, Cl H	6,000	12,000
Industrial & Commercial Bank of China, Cl H	121,441	88,954
People’s Insurance Group of China, Cl H	16,452	7,042
		273,365
Industrials — 0.2%
Fullshare Holdings	25,000	3,344
Shenzhen International Holdings	5,500	11,673
		15,017
Information Technology — 0.5%
Kingboard Holdings	3,000	10,643
Meitu*	12,500	5,876
Semiconductor Manufacturing International*	12,500	12,643
		29,162
Materials — 0.3%
China Resources Cement Holdings	10,000	10,319
Nine Dragons Paper Holdings	10,000	9,529
		19,848
Real Estate — 2.3%
China Evergrande Group	5,000	16,624
China Jinmao Holdings Group	20,000	13,045
CIFI Holdings Group	20,000	15,159
Country Garden Holdings	21,000	32,798

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate (continued)
Guangzhou R&F Properties	4,400	$9,517
KWG Group Holdings	5,500	6,635
Longfor Group Holdings	5,000	17,612
Shimao Property Holdings	3,000	9,382
Sunac China Holdings	5,000	24,905
		145,677

Utilities — 1.0%
China Gas Holdings	4,200	14,767
China Resources Gas Group	8,000	37,707
China Resources Power Holdings	8,000	12,026
		64,500
TOTAL HONG KONG		603,273
TOTAL COMMON STOCK (Cost $5,639,913)		6,332,835

TOTAL INVESTMENTS — 99.4% (Cost $5,639,913)		6,332,835
OTHER ASSETS LESS LIABILITIES — 0.6%		36,806
NET ASSETS — 100%		$6,369,641

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Security is fair valued using methods determined in good faith by the Fair Value Committee appointed by the Board of Trustees. The total value of such securities as of March 31, 2019 was $6 and represents 0.0% of Net Assets.
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Security considered illiquid. The total value of such securities as of March 31, 2019 was $6 and represents 0.0% of Net Assets (Unaudited).

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI All China Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2019, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China
Communication Services	$1,001,805	$—	$—	$1,001,805
Consumer Discretionary	1,160,193	—	—	1,160,193
Consumer Staples	397,292	—	—	397,292
Energy	204,701	—	—	204,701
Financials	1,199,469	—	—	1,199,469
Health Care	338,364	—	—	338,364
Industrials	559,129	—	—	559,129
Information Technology	263,419	—	6	263,425
Materials	218,525	—	—	218,525
Real Estate	248,518	—	—	248,518
Utilities	138,141	—	—	138,141
Hong Kong	603,273	—	—	603,273
Total Common Stock	6,332,829	—	6	6,332,835
Total Investments in Securities	$6,332,829	$—	$6	$6,332,835

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended March 31, 2019, there have been no transfers between Level 1 and Level 2 investments.

For the year ended March 31, 2019, there have been no transfers between Level 2 and Level 3 investments.

For the year ended March 31, 2019, the transfers in and out of Level 3 occurred due to a halt in trading of these securities. Transfers between levels are recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI One Belt One Road Index ETF

	Shares	Value
COMMON STOCK — 99.8%‡
CHINA — 40.8%
Energy — 0.3%
Guanghui Energy, Cl A	109,300	$70,750

Financials — 4.2%
Bank of Guiyang, Cl A	38,305	74,385
Bank of Hangzhou, Cl A	86,300	110,569
Bank of Jiangsu, Cl A	190,255	201,857
Bank of Nanjing, Cl A	141,291	166,306
Bank of Ningbo, Cl A	82,846	261,845
Chongqing Rural Commercial Bank, Cl H	139,425	80,458
		895,420
Industrials — 20.1%
Beijing New Building Materials, Cl A	26,608	79,782
China Conch Venture Holdings	90,000	322,168
China Gezhouba Group, Cl A	76,350	82,483
China Railway Construction, Cl H	110,500	144,707
China Railway Group, Cl H	208,500	190,174
China Railway Hi-tech Industry, Cl A	36,676	65,709
China Shipbuilding Industry, Cl A	381,400	331,445
China State Construction Engineering, Cl A	685,479	624,257
CRRC, Cl H	231,850	218,561
Daqin Railway, Cl A	243,932	302,728
Inner Mongolia First Machinery Group, Cl A	28,200	50,607
Jiangsu Expressway, Cl H	68,000	96,154
Jiangsu Zhongtian Technology, Cl A	51,049	75,584
Metallurgical Corp of China, Cl A	299,300	156,771
NARI Technology, Cl A	75,500	237,166
Ningbo Zhoushan Port, Cl A	101,001	65,378
Shanghai Construction Group, Cl A	144,500	80,419
Shanghai Electric Group, Cl H	150,000	56,943
Shanghai International Port Group, Cl A	140,410	151,897
Shanghai Tunnel Engineering, Cl A	51,900	56,687
Suzhou Gold Mantis Construction Decoration, Cl A	41,619	72,955
TBEA, Cl A	61,275	75,497
XCMG Construction Machinery, Cl A	128,348	84,035
Xinjiang Goldwind Science & Technology, Cl A	56,644	122,642
Yangzijiang Shipbuilding Holdings	110,200	122,038
Zhejiang Expressway, Cl H	78,000	89,427

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Zhengzhou Yutong Bus, Cl A	38,897	$77,733
Zhuzhou CRRC Times Electric, Cl H	30,200	178,508
Zoomlion Heavy Industry Science and Technology, Cl A	105,657	70,436
		4,282,891
Materials — 4.7%
Anhui Conch Cement, Cl H	68,500	418,420
BBMG, Cl A	134,400	88,797
Beijing Oriental Yuhong Waterproof Technology, Cl A	24,124	75,637
China National Building Material, Cl H	215,000	169,536
China Northern Rare Earth Group High-Tech, Cl A	61,424	101,913
Jiangxi Ganfeng Lithium, Cl A	18,400	75,542
Yunnan Chihong Zinc & Germanium, Cl A	86,059	65,695
		995,540
Utilities — 11.5%
Beijing Enterprises Holdings	28,500	161,562
CGN Power, Cl H	582,875	162,612
China Longyuan Power Group, Cl H	176,000	122,416
China National Nuclear Power, Cl A	172,642	155,424
China Yangtze Power, Cl A	241,143	605,352
ENN Energy Holdings	42,600	411,893
GD Power Development, Cl A	327,500	130,606
Huadian Power International, Cl A	116,142	75,352
Huaneng Power International, Cl H	233,000	135,349
Huaneng Renewables, Cl H	264,860	73,554
SDIC Power Holdings, Cl A	114,206	141,053
Shenergy, Cl A	74,819	62,570
Sichuan Chuantou Energy, Cl A	73,384	101,883
Zhejiang Zheneng Electric Power, Cl A	150,141	108,804
		2,448,430
TOTAL CHINA		8,693,031

HONG KONG — 5.2%
Industrials — 0.9%
Shenzhen International Holdings	52,163	110,706
Sinotruk Hong Kong	39,000	82,969
		193,675
Materials — 0.6%
China Resources Cement Holdings	134,000	138,268

Utilities — 3.7%
China Gas Holdings	96,400	338,937
China Power International Development	241,000	61,709
China Resources Gas Group	47,500	223,887
China Resources Power Holdings	106,635	160,293
		784,826
TOTAL HONG KONG		1,116,769

INDIA — 3.8%
Industrials — 0.7%
AIA Engineering	5,842	151,466

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials — 3.1%
Hindalco Industries	180,153	$534,412
PI Industries	8,528	127,037
		661,449
TOTAL INDIA		812,915

INDONESIA — 3.7%
Energy — 1.7%
Adaro Energy	2,312,900	218,458
Bukit Asam	457,700	134,996
		353,454
Materials — 2.0%
Indah Kiat Pulp & Paper	416,200	251,357
Pabrik Kertas Tjiwi Kimia	224,200	173,582
		424,939
TOTAL INDONESIA		778,393

ISRAEL — 2.7%
Materials — 2.7%
Israel Chemicals	108,881	566,403
TOTAL ISRAEL		566,403

JORDAN — 0.6%
Financials — 0.6%
Arab Bank	13,176	120,795
TOTAL JORDAN		120,795

KAZAKHSTAN — 1.4%
Energy — 1.4%
KazMunaiGas Exploration Production GDR*(A)(B)(C)	27,720	293,832
TOTAL KAZAKHSTAN		293,832

KUWAIT — 1.7%
Industrials — 1.7%
Agility Public Warehousing KSC	131,074	370,248
TOTAL KUWAIT		370,248

MALAYSIA — 6.0%
Industrials — 1.0%
Sime Darby	372,400	203,417
Materials — 5.0%
Petronas Chemicals Group	374,100	839,377
Press Metal Aluminium Holdings	213,100	235,415
		1,074,792
TOTAL MALAYSIA		1,278,209

PHILIPPINES — 4.9%
Industrials — 4.9%
DMCI Holdings	626,500	143,173
International Container Terminal Services	146,120	363,700
JG Summit Holdings	438,150	529,852
TOTAL PHILIPPINES		1,036,725

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
POLAND — 2.8%
Materials — 2.8%
KGHM Polska Miedz*	21,698	$605,576
TOTAL POLAND		605,576

RUSSIA — 5.9%
Energy — 5.9%
Rosneft	172,300	1,080,522
Transneft	69	185,372
TOTAL RUSSIA		1,265,894

SINGAPORE — 9.1%
Financials — 5.7%
Oversea-Chinese Banking	147,900	1,206,567
Industrials — 3.4%
Hutchison Port Holdings Trust, Cl U	242,000	56,870
Keppel	66,000	303,079
Singapore Airlines	24,500	174,729
Singapore Technologies Engineering	70,700	195,214
		729,892
TOTAL SINGAPORE		1,936,459

SOUTH AFRICA — 5.5%
Materials — 5.5%
Anglo American Platinum	8,354	426,440
Impala Platinum Holdings*	108,105	457,270
Kumba Iron Ore	9,977	297,693
TOTAL SOUTH AFRICA		1,181,403

THAILAND — 4.8%
Energy — 1.3%
IRPC	1,584,000	287,002
Materials — 3.5%
PTT Global Chemical	353,300	748,682
TOTAL THAILAND		1,035,684

TURKEY — 0.9%
Industrials — 0.9%
Turk Hava Yollari AO*	85,591	195,888
TOTAL TURKEY		195,888
TOTAL COMMON STOCK (Cost $22,307,475)		21,288,224

TOTAL INVESTMENTS — 99.8% (Cost $22,307,475)		21,288,224
OTHER ASSETS LESS LIABILITIES — 0.2%		33,575
NET ASSETS — 100%		$21,321,799

*	Non-income producing security.
‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
(A)	Security is fair valued using methods determined in good faith by the Fair Value Committee appointed by the Board of Trustees. The total value of such securities as of March 31, 2019 was $293,832 and represents 1.4% of Net Assets.
(B)	Level 3 security in accordance with fair value hierarchy.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI One Belt One Road Index ETF (concluded)

(C)	Security considered illiquid. The total value of such securities as of March 31, 2019 was $293,832 and represents 1.4% of Net Assets (Unaudited).

Cl — Class

GDR — Global Depositary Receipt

The following summarizes the market value of the Fund’s investments used as of March 31, 2019, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$8,693,031	$—	$—	$8,693,031
Hong Kong	1,116,769	—	—	1,116,769
India	812,915	—	—	812,915
Indonesia	778,393	—	—	778,393
Israel	566,403	—	—	566,403
Jordan	120,795	—	—	120,795
Kazakhstan
Energy	—	—	293,832	293,832
Kuwait	370,248	—	—	370,248
Malaysia	1,278,209	—	—	1,278,209
Philippines	1,036,725	—	—	1,036,725
Poland	605,576	—	—	605,576
Russia	1,265,894	—	—	1,265,894
Singapore	1,936,459	—	—	1,936,459
South Africa	1,181,403	—	—	1,181,403
Thailand	1,035,684	—	—	1,035,684
Turkey	195,888	—	—	195,888
Total Common Stock	20,994,392	—	293,832	21,288,224
Total Investments in Securities	$20,994,392	$—	$293,832	$21,288,224

The following is a reconciliation of the beginning and ending balances, of the year ended March 31, 2019, of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Beginning balance as of March 29, 2018	$—
Accrued discounts/premiums	—
Realized gain/(loss)(1)	—
Change in unrealized appreciation/(depreciation)(2)	—
Purchases	—
Sales	—
Transfer into Level 3	293,832
Transfer out of Level 3	—
Ending balance as of March 31, 2019	$293,832

(1)	Realized gain/(loss) from the sale of Level 3 securities is included on the Statement of Operations in Net Realized Gain (Loss) on Investments
(2)	Change in unrealized appreciation/(depreciation) is included on the Statement of Operations in Net Change in Unrealized Appreciation (Depreciation) on Investments

For the year ended March 31, 2019, there have been no transfers between Level 1 and Level 2 investments.

For the year ended March 31, 2019, there have been no transfers between Level 2 and Level 3 investments.

For the year ended March 31, 2019, the transfers in and out of Level 3 occurred due to a halt in trading of these securities. Transfers between levels are recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Emerging Markets Consumer Technology Index ETF

	Shares	Value
COMMON STOCK — 99.8%‡
ARGENTINA — 3.5%
Consumer Discretionary — 3.5%
MercadoLibre*	1,969	$999,720
TOTAL ARGENTINA		999,720

BRAZIL — 5.1%
Consumer Discretionary — 2.9%
B2W Cia Digital*	58,970	635,961
CVC Brasil Operadora e Agencia de Viagens	14,126	198,694
		834,655
Information Technology — 2.2%
Cielo	253,380	616,571
TOTAL BRAZIL		1,451,226

CHINA — 40.7%
Communication Services — 20.6%
58.com ADR*	11,672	766,617
Autohome ADR*	7,738	813,419
Baidu ADR*	5,946	980,198
iQIYI ADR*	26,888	643,161
NetEase ADR	4,132	997,671
Tencent Holdings	21,675	996,780
Tencent Music Entertainment Group ADR*	5	91
Weibo ADR*	11,486	712,017
		5,909,954
Consumer Discretionary — 20.1%
Alibaba Group Holding ADR*	5,498	1,003,110
Ctrip.com International ADR*	23,997	1,048,429
JD.com ADR*	35,326	1,065,079
New Oriental Education & Technology Group ADR*	13,031	1,173,963
TAL Education Group ADR*	21,060	759,845
Vipshop Holdings ADR*	89,443	718,227
		5,768,653
TOTAL CHINA		11,678,607

EGYPT — 0.7%
Communication Services — 0.7%
Telecom Egypt	251,444	210,963
TOTAL EGYPT		210,963

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
GREECE — 5.4%
Communication Services — 2.8%
Hellenic Telecommunications Organization	58,731	$787,398
Consumer Discretionary — 2.6%
OPAP	71,902	742,764
TOTAL GREECE		1,530,162

INDIA — 1.4%
Consumer Discretionary — 1.4%
Infibeam Avenues	334,544	207,415
MakeMyTrip*	7,051	194,607
TOTAL INDIA		402,022

MALAYSIA — 0.7%
Communication Services — 0.7%
Telekom Malaysia	267,400	209,597
TOTAL MALAYSIA		209,597

MEXICO — 2.5%
Consumer Discretionary — 2.5%
Grupo Televisa	325,500	719,884
TOTAL MEXICO		719,884

POLAND — 3.2%
Communication Services — 0.7%
Orange Polska*	150,601	201,516
Consumer Discretionary — 2.5%
Cyfrowy Polsat*	108,902	729,451
TOTAL POLAND		930,967

PUERTO RICO — 0.7%
Information Technology — 0.7%
EVERTEC	7,587	210,994
TOTAL PUERTO RICO		210,994

RUSSIA — 2.5%
Information Technology — 2.5%
Mail.Ru Group GDR*	28,692	710,414
TOTAL RUSSIA		710,414

SOUTH AFRICA — 3.7%
Consumer Discretionary — 3.7%
Naspers, Cl N	4,558	1,053,161
TOTAL SOUTH AFRICA		1,053,161

SOUTH KOREA — 21.6%
Communication Services — 2.4%
KT ADR*	54,060	672,507

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary — 3.2%
CJ ENM	3,411	$700,170
DoubleUGames	3,872	209,445
		909,615
Financials — 0.7%
Daou Technology	11,065	206,171

Health Care — 0.6%
Celltrion Pharm*	3,768	183,902

Information Technology — 14.7%
Com2uSCorp	2,169	199,492
Douzone Bizon	5,235	214,916
Kakao	7,731	704,923
NAVER	8,584	937,729
NCSoft	1,814	792,656
Netmarble(A)	7,020	773,060
NHN Entertainment*	2,814	219,398
Pearl Abyss*(A)	1,303	192,850
Webzen*	11,167	191,839
		4,226,863
TOTAL SOUTH KOREA		6,199,058

TAIWAN — 2.3%
Information Technology — 2.3%
Accton Technology	61,000	246,411
Holy Stone Enterprise	55,000	207,005
WPG Holdings	167,880	218,970
TOTAL TAIWAN		672,386

THAILAND — 2.5%
Communication Services — 2.5%
Intouch Holdings	392,037	710,324
TOTAL THAILAND		710,324

UNITED STATES — 3.3%
Consumer Discretionary — 0.7%
Despegar.com*	12,473	185,848
Information Technology — 2.6%
Pagseguro Digital, Cl A*	25,028	747,086
TOTAL UNITED STATES		932,934
TOTAL COMMON STOCK (Cost $30,334,842)		28,622,419

SHORT-TERM INVESTMENT(B)(C) — 4.6%
Invesco Government & Agency Portfolio, Cl Institutional, 2.340%	1,323,063	1,323,063
TOTAL SHORT-TERM INVESTMENT (Cost $1,323,063)		1,323,063

TOTAL INVESTMENTS — 104.4% (Cost $31,657,905)		29,945,482
OTHER ASSETS LESS LIABILITIES — (4.4)%		(1,265,251)
NET ASSETS — 100%		$28,680,231

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
(A)	This security or a partial position of this security is on loan at March 31, 2019. The total market value of securities on loan at March 31, 2019 was $1,277,165.
(B)	The rate shown is the 7-day effective yield as of March 31, 2019.
(C)	This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2019 was $1,323,063.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

As of March 31, 2019, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2019, there have been no transfers between Level 1, Level 2 or Level 3 investments. Transfers between levels are recognized at period end.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI China Environment Index ETF

	Shares	Value
COMMON STOCK — 99.7%‡
CHINA — 70.3%
Consumer Discretionary — 13.7%
BYD, Cl A	2,100	$16,715
BYD, Cl H	51,500	310,314
Chaowei Power Holdings	91,000	34,430
TCL Electronics Holdings	103,000	56,290
Tianneng Power International	93,885	84,437
Yadea Group Holdings	156,694	55,492
		557,678
Consumer Staples — 0.6%
NVC Lighting Holding	285,000	22,510

Industrials — 23.5%
Beijing Urban Construction Design & Development Group, Cl H	45,000	18,516
Capital Environment Holdings *	750,000	18,631
China Conch Venture Holdings	117,000	418,818
China Everbright International	296,216	301,123
CT Environmental Group	329,000	14,250
Dynagreen Environmental Protection Group, Cl H*	55,000	25,854
Tus-Sound Environmental Resources, Cl A	3,200	7,376
Xinjiang Goldwind Science & Technology, Cl A	7,735	16,747
Xinjiang Goldwind Science & Technology, Cl H	91,600	131,858
		953,173
Information Technology — 7.3%
JinkoSolar Holding ADR*	4,303	77,454
LONGi Green Energy Technology, Cl A	6,100	23,691
Sanan Optoelectronics, Cl A	9,000	19,647
Xinyi Solar Holdings	368,000	177,204
		297,996
Real Estate — 10.0%
China Vanke, Cl A	10,300	47,084
China Vanke, Cl H	85,200	358,168
		405,252
Utilities — 15.2%
Beijing Enterprises Water Group	306,500	189,367
China Datang Renewable Power, Cl H	351,000	41,584

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI China Environment Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Utilities (continued)
China Everbright Water	72,027	$18,612
China Longyuan Power Group, Cl H	248,800	173,052
China Power Clean Energy Development	62,000	40,754
Huaneng Renewables, Cl H	558,000	154,961
		618,330
TOTAL CHINA		2,854,939

HONG KONG — 29.4%
Industrials — 3.4%
China High Speed Transmission Equipment Group	49,000	42,446
Fullshare Holdings*	702,500	93,966
		136,412
Information Technology — 7.8%
China Railway Signal & Communication, Cl H	218,000	172,457
GCL-Poly Energy Holdings*	1,474,000	103,274
Wasion Holdings	75,000	39,268
		314,999
Materials — 0.3%
Chiho Environmental Group*	58,000	10,196

Real Estate — 13.2%
China Merchants Land*	176,000	29,371
Shimao Property Holdings	69,500	217,355
SOHO China*	313,000	131,580
Yuexiu Real Estate Investment Trust †	222,000	157,805
		536,111
Utilities — 4.7%
Canvest Environmental Protection Group	111,000	55,571
China Everbright Greentech	42,000	33,333
Concord New Energy Group	840,000	44,408
GCL New Energy Holdings*	768,000	33,264
Panda Green Energy Group*	562,000	26,131
		192,707
TOTAL HONG KONG		1,190,425
TOTAL COMMON STOCK (Cost $3,769,455)		4,045,364

RIGHTS — 0.2%
Xinjiang Goldwind Science & Technology, Expires 04/26/2019* (Cost $–)	17,404	6,851

TOTAL INVESTMENTS — 99.9% (Cost $3,769,455)		4,052,215
OTHER ASSETS LESS LIABILITIES — 0.1%		4,220
NET ASSETS — 100%		$4,056,435

‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
*	Non-income producing security.
†	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI China Environment Index ETF (concluded)

ADR — American Depositary Receipt

Cl — Class

Amounts designated as “—” are $0 or have been rounded to $0.

As of March 31, 2019, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2019, there have been no transfers between Level 1, Level 2 or Level 3 investments. Transfers between levels are recognized at period end.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Electric Vehicles and Future Mobility Index ETF

	Shares	Value
COMMON STOCK — 96.8%‡
AUSTRIA — 1.0%
Information Technology — 1.0%
ams *	12,083	$325,886
TOTAL AUSTRIA		325,886

CANADA — 1.6%
Materials — 1.6%
First Quantum Minerals	47,186	535,101
TOTAL CANADA		535,101

CHILE — 3.2%
Materials — 3.2%
Antofagasta	55,421	697,610
Sociedad Quimica y Minera de Chile ADR (A)	9,129	350,919
TOTAL CHILE		1,048,529

CHINA — 23.3%
Communication Services — 3.5%
Baidu ADR *	7,046	1,161,533

Consumer Discretionary — 12.1%
Aerospace Hi-Tech Holdings Grp, Cl A *	153,700	342,841
BYD, Cl H (A)	80,500	485,054
Changzhou Xingyu Automotive Lighting Systems, Cl A	40,836	365,204
China Shipbuilding Industry Group Power, Cl A	143,346	563,982
Great Wall Motor, Cl H (A)	491,500	368,784
Guangdong Dongfang Precision Science & Technology, Cl A	522,400	320,271
Haima Automobile Group, Cl A *	808,900	316,569
Huizhou Desay Sv Automotive, Cl A	80,100	344,348
Kuang-Chi Technologies, Cl A	191,282	329,325
Ningbo Joyson Electronic, Cl A	56	222
NIO ADR * (A)	111,582	569,069
		4,005,669
Industrials — 4.9%
Camel Group, Cl A	159,600	320,853
Guoxuan High-Tech, Cl A	125,289	327,942
Jiangxi Special Electric Motor, Cl A	378,906	342,245
Shaanxi J&R Optimum Energy, Cl A *	1,057,000	303,564
Zhejiang Narada Power Source, Cl A	146,100	333,716
		1,628,320

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology — 2.8%
GoerTek, Cl A	347,928	$543,621
Shanghai Belling, Cl A	171,200	388,500
		932,121
TOTAL CHINA		7,727,643

FRANCE — 2.1%
Consumer Discretionary — 1.5%
Valeo	16,810	487,922
Information Technology — 0.6%
STMicroelectronics	14,538	214,906
TOTAL FRANCE		702,828

GERMANY — 10.5%
Consumer Discretionary — 8.6%
Bayerische Motoren Werke	14,374	1,109,616
Daimler	20,863	1,224,010
Hella GmbH & KGaA	11,183	492,228
		2,825,854
Information Technology — 1.9%
Infineon Technologies	31,590	627,302
TOTAL GERMANY		3,453,156

JAPAN — 2.2%
Industrials — 1.1%
GS Yuasa	17,800	349,134
Materials — 1.1%
Hitachi Chemical	15,700	347,801
TOTAL JAPAN		696,935

NETHERLANDS — 2.0%
Information Technology — 2.0%
NXP Semiconductors	7,487	661,776
TOTAL NETHERLANDS		661,776

PERU — 2.2%
Materials — 2.2%
Southern Copper	18,145	719,994
TOTAL PERU		719,994

SOUTH KOREA — 2.1%
Information Technology — 2.1%
Samsung SDI	3,730	704,859
TOTAL SOUTH KOREA		704,859

SWITZERLAND — 1.3%
Information Technology — 1.3%
STMicroelectronics	28,215	417,559
TOTAL SWITZERLAND		417,559

TAIWAN — 1.1%
Information Technology — 1.1%
Parade Technologies	21,000	352,266
TOTAL TAIWAN		352,266

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
UNITED KINGDOM — 1.0%
Information Technology — 1.0%
Dialog Semiconductor *	11,232	$342,286
TOTAL UNITED KINGDOM		342,286

UNITED STATES — 43.2%
Communication Services — 3.6%
Alphabet, Cl A *	1,018	1,198,074

Consumer Discretionary — 14.8%
Ford Motor	149,146	1,309,502
General Motors	32,000	1,187,200
Gentherm *	9,158	337,564
Stoneridge *	12,000	346,320
Tesla *	4,879	1,365,436
Visteon *	5,299	356,888
		4,902,910
Industrials — 1.0%
EnerSys	5,094	331,925

Information Technology — 20.7%
Advanced Micro Devices *	25,849	659,666
Ambarella *	9,834	424,829
Analog Devices	11,075	1,165,865
Cirrus Logic *	8,315	349,812
Maxim Integrated Products	12,331	655,639
MaxLinear, Cl A *	14,909	380,627
NVIDIA	7,113	1,277,210
Skyworks Solutions	8,895	733,660
Texas Instruments	11,074	1,174,619
		6,821,927
Materials — 3.1%
Albemarle	6,057	496,553
FMC	6,736	517,459
		1,014,012
TOTAL UNITED STATES		14,268,848
TOTAL COMMON STOCK (Cost $34,097,883)		31,957,666

PREFERRED STOCK — 2.0%

GERMANY— 2.0%
Consumer Discretionary — 2.0%
Volkswagen(B)	4,188	659,855
TOTAL PREFERRED STOCK (Cost $731,928)		659,855

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Electric Vehicles and Future Mobility Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
SHORT-TERM INVESTMENT(C)(D) — 4.2%
Invesco Government & Agency Portfolio, Cl Institutional, 2.340%	1,404,802	$1,404,802
TOTAL SHORT-TERM INVESTMENT (Cost $1,404,802)		1,404,802

TOTAL INVESTMENTS — 103.0% (Cost $36,234,613)		34,022,323
OTHER ASSETS LESS LIABILITIES — (3.0)%		(996,481)
NET ASSETS — 100%		$33,025,842

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at March 31, 2019. The total market value of securities on loan at March 31, 2019 was $1,354,696.
(B)	Currently, no stated interest rate.
(C)	The rate shown is the 7-day effective yield as of March 31, 2019.
(D)	This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2019 was $1,404,802.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2019, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2019, there have been no transfers between Level 1, Level 2 or Level 3 investments. Transfers between levels are recognized at period end.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI All China Health Care Index ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 100.0%
Health Care — 100.0%
3SBio	427,000	$839,863
Alibaba Health Information Technology*	1,202,000	1,388,816
Beijing SL Pharmaceutical, Cl A	66,435	272,850
Beijing Tiantan Biological Products, Cl A	84,865	316,971
Beijing Tongrentang, Cl A	138,068	614,918
Changchun High & New Technology Industry Group, Cl A	16,900	797,169
Chengdu Kanghong Pharmaceutical Group, Cl A	44,500	337,183
China Medical System Holdings	442,000	428,489
China National Accord Medicines, Cl A	37,132	284,504
China National Medicines, Cl A	74,655	295,056
China Resources Double Crane Pharmaceutical, Cl A	102,307	209,936
China Resources Pharmaceutical Group	516,500	730,342
China Resources Sanjiu Medical & Pharmaceutical, Cl A	94,609	406,018
China Traditional Chinese Medicine Holdings	792,000	471,167
CSPC Pharmaceutical Group	1,536,000	2,856,784
Dong-E-E-Jiao, Cl A	3,600	25,419
Dong-E-E-Jiao, Cl E	60,014	423,747
Genscript Biotech*	296,000	558,821
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	135,746	787,788
Guizhou Bailing Group Pharmaceutical, Cl A	139,100	219,200
Huadong Medicine, Cl A	142,635	692,565
Hualan Biological Engineering, Cl A	91,576	613,214
Hubei Jumpcan Pharmaceutical, Cl A	65,575	336,843
Humanwell Healthcare Group, Cl A	131,170	222,904
Hutchison China MediTech ADR*	18,414	563,100
Jiangsu Hengrui Medicine, Cl A	389,149	3,788,302
Jiangsu Yuyue Medical Equipment & Supply, Cl A	97,710	366,983
Jilin Aodong Pharmaceutical Group, Cl A	112,811	305,689
Jinyu Bio-Technology, Cl A	115,068	304,442
Joincare Pharmaceutical Group Industry, Cl A	193,648	254,444
Jointown Pharmaceutical Group, Cl A	181,550	423,604
Kangmei Pharmaceutical, Cl A	462,495	719,186
Livzon Pharmaceutical Group, Cl A	46,616	242,715
Luye Pharma Group	380,000	332,079
Meinian Onehealth Healthcare Holdings, Cl A	301,592	834,290
Realcan Pharmaceutical, Cl A	148,571	200,079
Shandong Buchang Pharmaceuticals, Cl A*	86,292	371,994
Shandong Weigao Group Medical Polymer, Cl H	656,000	626,756
Shanghai Fosun Pharmaceutical Group, Cl A	196,459	870,591
Shanghai Fosun Pharmaceutical Group, Cl H	183,500	662,708

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares MSCI All China Health Care Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Shanghai Pharmaceuticals Holding, Cl A	185,094	$569,588
Shanghai Pharmaceuticals Holding, Cl H	300,500	654,597
Shenzhen Hepalink Pharmaceutical Group, Cl A	102,628	395,686
Shenzhen Salubris Pharmaceuticals, Cl A	84,543	342,061
Shijiazhuang Yiling Pharmaceutical, Cl A	117,025	226,903
Sichuan Kelun Pharmaceutical, Cl A	140,900	606,984
Sihuan Pharmaceutical Holdings Group	1,240,000	300,129
Sino Biopharmaceutical	2,306,500	2,103,777
Sinopharm Group, Cl H	409,200	1,704,577
SSY Group	494,000	459,391
Tasly Pharmaceutical Group, Cl A	148,452	497,477
Tong Ren Tang Technologies, Cl H	183,000	245,711
Tonghua Dongbao Pharmaceutical, Cl A	203,591	525,928
Wuxi Biologics Cayman*	164,500	1,599,956
Yifan Pharmaceutical, Cl A	120,539	237,663
Yunnan Baiyao Group, Cl A	100,065	1,273,111
Zhangzhou Pientzehuang Pharmaceutical, Cl A	57,523	983,511
Zhejiang Conba Pharmaceutical, Cl A	263,700	401,032
Zhejiang Huahai Pharmaceutical, Cl A	122,716	283,042
Zhejiang NHU, Cl A	210,833	579,773
TOTAL COMMON STOCK (Cost $39,067,572)		38,988,426

TOTAL INVESTMENTS — 100.0% (Cost $39,067,572)		38,988,426
OTHER ASSETS LESS LIABILITIES – 0.0%		15,441
NET ASSETS – 100%		$39,003,867

*	Non-income producing security.
‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

Cl — Class

As of March 31, 2019, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2019, there have been no transfers between Level 1, Level 2 or Level 3 investments. Transfers between levels are recognized at period end.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — 93.8%
CHINA — 72.4%
Consumer Discretionary — 1.5%
Baoxin Auto Finance I
5.625%, VAR US Treas Yield Curve Rate T Note Const Mat 3 Yr+3.909% 10/30/2020‡	$200,000	$188,464
Financials — 30.3%
Bank of Communications
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.344% 07/29/2020‡	600,000	602,520
CCB Life Insurance
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.680% 04/21/2077	300,000	286,589
CFLD Cayman Investment
9.000%, 07/31/2021	200,000	207,472
China Construction Bank
4.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.974% 12/16/2020‡	600,000	600,060
China Life Insurance
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.294% 07/03/2075	200,000	198,573
China Reinsurance Finance
3.375%, 03/09/2022	400,000	393,395
Chong Hing Bank
6.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.628% 09/25/2019‡	300,000	302,990
Fortune Star BVI
5.950%, 01/29/2023	200,000	196,500
Industrial & Commercial Bank of China
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.382% 12/10/2019‡	300,000	303,814
New Metro Global
6.500%, 04/23/2021	200,000	201,762
Unigroup International Holdings
6.000%, 12/10/2020	200,000	200,318
Westwood Group Holdings
5.375%, 10/19/2023	200,000	209,136
		3,703,129

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Industrials — 4.1%
CNAC HK Synbridge
5.000%, 05/05/2020	$300,000	$303,424
Huzhou City Investment Development Group
4.875%, 12/20/2020	200,000	198,597
		502,021
Materials — 2.0%
Chinalco Capital Holdings
4.250%, 04/21/2022	250,000	247,401

Real Estate — 31.3%
Agile Group Holdings
9.000%, 05/21/2020	200,000	206,722
Central China Real Estate
8.750%, 01/23/2021	200,000	207,451
Central Plaza Development
7.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+10.532% 12/02/2019‡	200,000	202,972
China Evergrande Group
7.500%, 06/28/2023	400,000	377,029
China SCE Group Holdings
10.000%, 07/02/2020	200,000	207,114
CIFI Holdings Group
7.750%, 06/05/2020	200,000	204,453
Fantasia Holdings Group
7.950%, 07/05/2022	200,000	175,943
Franshion Brilliant
5.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.859% 01/17/2022‡	200,000	195,297
Greenland Global Investment
5.250%, 02/12/2021	200,000	196,803
Kaisa Group Holdings
7.250%, 06/30/2020	200,000	196,064
Logan Property Holdings
5.250%, 02/23/2023	200,000	190,449
Ronshine China Holdings
8.250%, 02/01/2021	200,000	203,035
Shui On Development Holding
6.400%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.627% 06/20/2022‡	200,000	196,150
Sunac China Holdings
7.950%, 08/08/2022	200,000	204,042
Times China Holdings
6.250%, 01/17/2021	200,000	200,116
Well Hope Development
3.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.927% 10/19/2022‡	200,000	195,545
Wuhan Real Estate Development & Investment Group
5.700%, 08/09/2021	250,000	252,568

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Real Estate (continued)
Yuzhou Properties
8.500%, 02/04/2023	$200,000	$208,200
		3,819,953
Utilities — 3.2%
Huaneng Hong Kong Capital
3.600%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.596% 10/30/2022‡	200,000	194,545
Lenovo Group
4.750%, 03/29/2023	200,000	200,658
		395,203
TOTAL CHINA		8,856,171

HONG KONG — 21.4%
Consumer Discretionary — 1.7%
Studio City
7.250%, 11/30/2021	200,000	206,898

Financials — 10.6%
Bank of East Asia
5.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.834% 12/02/2020‡	250,000	250,221
China CITIC Bank International
7.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.151% 11/06/2023‡	200,000	207,706
Industrial & Commercial Bank of China Asia
4.250%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.135% 07/21/2021‡	300,000	295,548
Nanyang Commercial Bank
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.205% 06/02/2022‡	350,000	337,824
Sun Hung Kai & BVI
4.650%, 09/08/2022	200,000	198,376
		1,289,675
Industrials — 1.7%
Celestial Miles
5.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+8.205% 01/31/2024‡	200,000	207,400

Real Estate — 5.3%
HLP Finance
4.750%, 06/25/2022	200,000	207,832
NWD Finance BVI
5.750%, 10/05/2021‡	250,000	242,293
WTT Investment
5.500%, 11/21/2022	200,000	198,778
		648,903

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (concluded)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Utilities — 2.1%
OVPH
5.875%, 03/01/2021‡	$250,000	$252,187
TOTAL HONG KONG		2,605,063
TOTAL CORPORATE OBLIGATIONS (Cost $11,222,617)		11,461,234
TOTAL INVESTMENTS — 93.8% (Cost $11,222,617)		11,461,234
OTHER ASSETS LESS LIABILITIES — 6.2%		758,558
NET ASSETS — 100%		$12,219,792

‡ — Perpetual Bond - Maturity Date listed represents the next call date.

VAR — Variable Rate

As of March 31, 2019, all of the Fund’s investments were considered Level 2 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended March 31, 2019, there have been no transfers between Level 1, Level 2 or Level 3 investments. Transfers between levels are recognized at period end.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Emerging Markets Healthcare Index ETF

	Shares	Value
COMMON STOCK — 99.7%‡
BRAZIL — 4.1%
Health Care — 4.1%
Fleury	4,200	$22,059
Hapvida Participacoes e Investimentos	8,500	67,293
Notre Dame Intermedica Participacoes	6,300	52,887
Odontoprev	6,600	27,983
Qualicorp Consultoria e Corretora de Seguros	3,600	14,505
TOTAL BRAZIL		184,727

CHINA — 40.8%
Health Care — 40.8%
3SBio	32,500	63,924
Aier Eye Hospital Group, Cl A	31,305	158,383
Beijing Tongrentang, Cl A	17,750	79,054
China Medical System Holdings	31,000	30,052
China Shineway Pharmaceutical Group	10,000	10,013
Chongqing Zhifei Biological Products, Cl A	20,713	157,500
Genscript Biotech*	24,000	45,310
Huadong Medicine, Cl A	20,300	98,567
Hualan Biological Engineering, Cl A	12,300	82,364
Jiangsu Hengrui Medicine, Cl A	25,450	247,748
Kangmei Pharmaceutical, Cl A	64,100	99,676
Lepu Medical Technology Beijing, Cl A	24,922	98,276
Luye Pharma Group	44,000	38,451
Shandong Weigao Group Medical Polymer, Cl H	56,000	53,503
Shanghai Fosun Pharmaceutical Group, Cl H	7,000	25,280
Shanghai Pharmaceuticals Holding, Cl H	12,200	26,576
Sichuan Kelun Pharmaceutical, Cl A	19,493	83,975
Sihuan Pharmaceutical Holdings Group	117,000	28,319
Wuxi Biologics Cayman*	15,500	150,756
Yunnan Baiyao Group, Cl A	9,200	117,050
Zhangzhou Pientzehuang Pharmaceutical, Cl A	7,600	129,942
TOTAL CHINA		1,824,719

HONG KONG — 4.3%
Health Care — 4.3%
BeiGene*	9,500	93,427
Microport Scientific	23,000	21,623
Ping An Healthcare and Technology*	13,700	77,314
TOTAL HONG KONG		192,364

HUNGARY — 1.0%
Health Care — 1.0%
Richter Gedeon Nyrt*	2,407	45,377
TOTAL HUNGARY		45,377

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
INDIA — 14.6%
Health Care — 14.6%
Aurobindo Pharma	7,550	$85,472
Biocon	7,850	69,185
Cipla	10,316	78,760
Dr Reddy’s Laboratories ADR	2,138	86,589
Lupin	5,750	61,389
Piramal Enterprises	2,346	93,578
Sun Pharmaceutical Industries	25,986	179,623
TOTAL INDIA		654,596

INDONESIA — 1.4%
Health Care — 1.4%
Kalbe Farma	580,700	61,985
TOTAL INDONESIA		61,985

MALAYSIA — 5.4%
Health Care — 5.4%
Hartalega Holdings	42,200	47,859
IHH Healthcare	102,500	144,868
KPJ Healthcare	56,000	13,443
Top Glove	32,900	37,232
TOTAL MALAYSIA		243,402

SOUTH AFRICA — 2.4%
Health Care — 2.4%
Aspen Pharmacare Holdings	6,133	39,542
Life Healthcare Group Holdings	18,987	35,338
Netcare	18,565	30,059
TOTAL SOUTH AFRICA		104,939

SOUTH KOREA — 19.6%
Consumer Discretionary — 0.8%
HLB*	515	36,296

Health Care — 18.8%
Bukwang Pharmaceutical	829	13,948
Celltrion	976	155,595
Celltrion Healthcare	1,509	88,792
Daewoong Pharmaceutical	149	24,153
Genexine*	264	19,746
Green Cross	145	18,459
Hanall Biopharma*	625	18,749
Hanmi Pharm	149	59,857
Hanmi Science ltd	823	56,119
Hugel*	57	18,982
Komipharm International*	743	15,022
Medy-Tox	77	39,479
Samsung Biologics*	645	181,550
SillaJen*	868	49,169

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2019

KraneShares Emerging Markets Healthcare Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
ViroMed*	198	$48,807
Yuhan	157	33,195
		841,622
TOTAL SOUTH KOREA		877,918

THAILAND — 5.1%
Health Care — 5.1%
Bangkok Chain Hospital	34,100	18,267
Bangkok Dusit Medical Services	198,200	154,888
Bumrungrad Hospital	9,700	54,865
TOTAL THAILAND		228,020

UNITED STATES — 1.0%
Health Care — 1.0%
China Biologic Products Holdings*	506	46,173
TOTAL UNITED STATES		46,173
TOTAL COMMON STOCK (Cost $4,358,370)		4,464,220

TOTAL INVESTMENTS — 99.7% (Cost $4,358,370)		4,464,220
OTHER ASSETS LESS LIABILITIES — 0.3%		12,191
NET ASSETS — 100%		$4,476,411

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2019, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended March 31, 2019, there have been no transfers between Level 1, Level 2 or Level 3 investments. Transfers between levels are recognized at period end.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

March 31, 2019

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF		KraneShares Bosera MSCI China A Share ETF
Assets:
Investments at Value	$2,795,504	$2,541,392,609	*	$601,263,766
Cash and Cash Equivalents	6,128	1,989,975		7,558,178
Foreign Currency at Value	5	—		7,186,377
Receivable for Capital Shares Sold	—	33,822		—
Receivable for Investment Securities Sold	—	523,057		—
Dividend and Interest Receivable	—	2,248,276		—
Total Assets	2,801,637	2,546,187,739		616,008,321

Liabilities:
Payable for Investment Securities Purchased	—	1,277,976		—
Obligation to Return Securities Lending Collateral	—	468,400,662		—
Payable for Capital Shares Redeemed	—	597,374		—
Payable for Management Fees	1,561	1,178,433		243,303
Payable for Trustees’ Fee	24	17,585		3,692
Payable to Authorized Participant	—	—		5,182,612
Subscriptions Received in Advance	—	—		6,543,481
Payable for Securities Lending Fees	—	211,122		—
Unrealized Depreciation on Spot Contracts	—	3		—
Total Liabilities	1,585	471,683,155		11,973,088

Net Assets	$2,800,052	$2,074,504,584		$604,035,233

Net Assets Consist of:
Paid-in Capital	$2,941,285	$2,328,096,369		$624,685,188
Total Distributable Loss	(141,233)	(253,591,785)		(20,649,955)

Net Assets	$2,800,052	$2,074,504,584		$604,035,233
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	100,000	44,100,000		18,950,000
Net Asset Value, Offering and Redemption Price Per Share	$28.00	$47.04		$31.88

Cost of Investments	$2,310,024	$2,487,573,125		$586,269,837
Cost of Foreign Currency	5	—		7,314,434
*Includes Market Value of Securities on Loan	—	452,716,688		—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2019

	KraneShares E Fund China Commercial Paper ETF	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF
Assets:
Investments at Value	$16,552,894	$6,332,835	$21,288,224
Affiliated Investments at Value	384,215	—	—
Foreign Currency at Value	2,524,917	21,916	4
Cash and Cash Equivalents	—	17,702	28,046
Dividend and Interest Receivable	266,777	46	38,271
Receivable from Adviser for Withholding/Value Added Tax	39,485	—	—
Reclaim Receivable	—	427	1,820
Prepaid Expenses	—	450	—
Total Assets	19,768,288	6,373,376	21,356,365

Liabilities:
Payable to Custodian	935,726	—	—
Payable for Management Fees	7,980	3,610	14,089
Payable for Foreign Capital Gains Tax	2,247	—	—
Payable for Trustees’ Fee	103	125	183
Payable to Authorized Participant	—	—	20,294
Total Liabilities	946,056	3,735	34,566

Net Assets	$18,822,232	$6,369,641	$21,321,799

Net Assets Consist of:
Paid-in Capital	$19,084,198	$5,817,003	$25,167,534
Total Distributable Earnings/(Loss)	(261,966)	552,638	(3,845,735)

Net Assets	$18,822,232	$6,369,641	$21,321,799
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	550,000	250,000	900,002
Net Asset Value, Offering and Redemption Price Per Share	$34.22	$25.48	$23.69

Cost of Investments	$16,388,044	$5,639,913	$22,307,475
Cost of Affiliated Investments	391,208	—	—
Cost of Foreign Currency	2,526,850	23,236	2

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2019

	KraneShares Emerging Markets Consumer Technology Index ETF		KraneShares MSCI China Environment Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF
Assets:
Investments at Value	$29,945,482	*	$4,052,215	$34,022,323*
Cash and Cash Equivalents	15,328		7,622	19,823
Foreign Currency at Value	—		—	942
Dividend and Interest Receivable	58,864		—	23,112
Reclaim Receivable	2,789		—	16,032
Receivable for Investment Securities Sold	—		—	738,830
Total Assets	30,022,463		4,059,837	34,821,062

Liabilities:
Payable for Investment Securities Purchased	—		—	370,288
Obligation to Return Securities Lending Collateral	1,323,063		—	1,404,802
Payable for Management Fees	18,491		3,310	19,218
Payable for Trustees’ Fee	415		92	510
Payable for Securities Lending Fees	263		—	402
Total Liabilities	1,342,232		3,402	1,795,220

Net Assets	$28,680,231		$4,056,435	$33,025,842

Net Assets Consist of:
Paid-in Capital	$34,644,661		$5,571,254	$38,236,044
Total Distributable Loss	(5,964,430)		(1,514,819)	(5,210,202)

Net Assets	$28,680,231		$4,056,435	$33,025,842
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	1,250,002		200,002	1,600,002
Net Asset Value, Offering and Redemption Price Per Share	$22.94		$20.28	$20.64

Cost of Investments	$31,657,905		$3,769,455	$36,234,613
Cost of Foreign Currency	—		—	954
*Includes Market Value of Securities on Loan	1,277,165		—	1,354,696

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (concluded)

March 31, 2019

	KraneShares MSCI All China Health Care Index ETF	KraneShares CCBS China Corporate High Yield Bond USD Index ETF	KraneShares Emerging Markets Healthcare Index ETF
Assets:
Investments at Value	$38,988,426	$11,461,234	$4,464,220
Cash and Cash Equivalents	33,974	681,739	10,530
Foreign Currency at Value	8,433	—	1,169
Dividend and Interest Receivable	18	188,874	3,433
Receivable for Investment Securities Sold	—	885,270	—
Reclaim Receivable	—	—	61
Total Assets	39,030,851	13,217,117	4,479,413

Liabilities:
Payable for Investment Securities Purchased	—	990,100	—
Payable for Management Fees	26,386	7,019	2,959
Payable for Trustees’ Fee	568	206	41
Unrealized Depreciation on Spot Contracts	28	—	2
Payable for Securities Lending Fees	2	—	—
Total Liabilities	26,984	997,325	3,002

Net Assets	$39,003,867	$12,219,792	$4,476,411

Net Assets Consist of:
Paid-in Capital	$45,333,442	$11,935,858	$4,706,628
Total Distributable Earnings/(Loss)	(6,329,575)	283,934	(230,217)

Net Assets	$39,003,867	$12,219,792	$4,476,411
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	1,750,002	300,001	200,002
Net Asset Value, Offering and Redemption Price Per Share	$22.29	$40.73	$22.38

Cost of Investments	$39,067,572	$11,222,617	$4,358,370
Cost of Foreign Currency	8,423	—	1,168

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the year ended March 31, 2019

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A Share ETF
Investment Income:
Dividend Income	$101,887	$5,324,428	$11,149,753
Less: Foreign Taxes Withheld	(5,910)	(3,803)	(1,118,582)
Interest Income	1,247	122,431	53,777
Security Lending Income	—	9,746,130	—
Total Investment Income	97,224	15,189,186	10,084,948

Expenses:
Management Fees†	22,764	10,796,534	2,970,967
Trustees’ Fees	446	196,964	46,341
Security Lending Fees†	—	968,632	—
Insurance Expense	110	34,434	7,615
Total Expenses	23,320	11,996,564	3,024,923
Management Fee Waiver†	—	—	(761,792)
Reimbursement for Trustees’ Fees†	(41)	(14,468)	—
Net Expenses	23,279	11,982,096	2,263,131

Net Investment Income	73,945	3,207,090	7,821,817

Net Realized Loss on:
Investments	(326,604)	(192,328,222)	(34,610,797)
Foreign Currency Translations	(3,545)	(67,441)	(1,915,409)

Net Realized Loss on Investments and Foreign Currency Translations	(330,149)	(192,395,663)	(36,526,206)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	172,753	(63,848,462)	(17,089,860)
Foreign Currency Translations	—	(29)	(7,717)

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	172,753	(63,848,491)	(17,097,577)

Net Realized and Unrealized Loss on Investments and Foreign Currency Translations	(157,396)	(256,244,154)	(53,623,783)

Net Decrease in Net Assets Resulting from Operations	$(83,451)	$(253,037,064)	$(45,801,966)

†     See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the year ended March 31, 2019

	KraneShares E Fund China Commercial Paper ETF	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF
Investment Income:
Dividend Income	$—	$47,675	$848,425
Dividend from Affiliated Investment	6,729	—	—
Less: Foreign Taxes Withheld	—	(4,906)	(73,394)
Interest Income	539,975	466	—
Less: Foreign Withholding/Value Added Tax	(39,485)	—	—
Reimbursement of Foreign Withholding/Value Added Tax	39,485	—	—
Total Investment Income	546,704	43,235	775,031

Expenses:
Management Fees†	86,228	20,805	212,524
Trustees’ Fees	1,589	365	3,481
Insurance Expense	268	92	542
Total Expenses	88,085	21,262	216,547
Management Fee Waiver†	(15,217)	(685)	—
Reimbursement for Trustees’ Fees†	(118)	(23)	(300)
Net Expenses	72,750	20,554	216,247

Net Investment Income	473,954	22,681	558,784

Net Realized Gain (Loss) on:
Investments	17,051	54,660	(3,059,644)
Affiliated Investments	(4,024)	—	—
Foreign Currency Translations	(501,734)	4,808	(20,661)

Net Realized Gain (Loss) on Investments, Affiliated Investments and Foreign Currency Translations	(488,707)	59,468	(3,080,305)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(333,490)	300,832	42,576
Affiliated Investments	(7,986)	—	—
Foreign Currency Translations	9,127	(147)	(294)

Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments and Foreign Currency Translations	(332,349)	300,685	42,282

Net Realized and Unrealized Gain (Loss) on Investments, Affiliated Investments and Foreign Currency Translations	(821,056)	360,153	(3,038,023)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(347,102)	$382,834	$(2,479,239)

†       See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the year ended March 31, 2019

	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Environment Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF
Investment Income:
Dividend Income	$273,841	$168,882	$536,725
Less: Foreign Taxes Withheld	(25,628)	(4,354)	(39,260)
Interest Income	15	15	—
Security Lending Income	11,053	—	26,362
Total Investment Income	259,281	164,543	523,827

Expenses:
Management Fees†	260,087	47,301	211,250
Trustees’ Fees	4,125	802	4,025
Security Lending Fees†	1,089	—	2,612
Insurance Expense	67	138	46
Total Expenses	265,368	48,241	217,933
Reimbursement for Trustees’ Fees†	(350)	(93)	—
Net Expenses	265,018	48,148	217,933

Net Investment Income (Loss)	(5,737)	116,395	305,894

Net Realized Gain (Loss) on:
Investments	(4,629,289)	(1,570,914)	(2,848,745)
Foreign Currency Translations	(29,306)	194	(7,015)

Net Realized Loss on Investments and Foreign Currency Translations	(4,658,595)	(1,570,720)	(2,855,760)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,648,124)	441,824	(996,004)
Foreign Currency Translations	1,239	21	(923)

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(1,646,885)	441,845	(996,927)

Net Realized and Unrealized Loss on Investments and Foreign Currency Translations	(6,305,480)	(1,128,875)	(3,852,687)

Net Decrease in Net Assets Resulting from Operations	$(6,311,217)	$(1,012,480)	$(3,546,793)

†       See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (concluded)

For the year ended March 31, 2019

	KraneShares MSCI All China Health Care Index ETF	KraneShares CCBS China Corporate High Yield Bond USD Index ETF(1)	KraneShares Emerging Markets Healthcare Index ETF(2)
Investment Income:
Dividend Income	$289,098	$—	$11,590
Less: Foreign Taxes Withheld	(22,671)	—	(1,438)
Interest Income	—	490,260	—
Security Lending Income	382	—	—
Total Investment Income	266,809	490,260	10,152

Expenses:
Management Fees†	238,335	57,272	17,385
Trustees’ Fees	3,863	1,169	237
Security Lending Fees†	22	—	16
Insurance Expense	45	—	—
Total Expenses	242,265	58,441	17,638
Net Expenses	242,265	58,441	17,638

Net Investment Income (Loss)	24,544	431,819	(7,486)

Net Realized Gain (Loss) on:
Investments	(6,137,215)	(12,382)	(336,554)
Foreign Currency Translations	(18,857)	—	8,733

Net Realized Loss on Investments and Foreign Currency Translations	(6,156,072)	(12,382)	(327,821)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(248,776)	238,617	105,850
Foreign Currency Translations	(18)	—	(8)

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(248,794)	238,617	105,842

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Translations	(6,404,866)	226,235	(221,979)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,380,322)	$658,054	$(229,465)

†       See Note 3 in Notes to Financial Statements.

(1)    Commenced operations on June 26, 2018.

(2)    Commenced operations on August 29, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	KraneShares CICC China Leaders 100 Index ETF
	Year Ended March 31, 2019	Year Ended March 29, 2018^
Operations:
Net Investment Income	$73,945	$32,511
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(330,149)	1,236,546
Net Change in Unrealized Appreciation (Depreciation) on Investments	172,753	(457,296)
Net Increase (Decrease) in Net Assets Resulting from Operations	(83,451)	811,761

Distributions:(1)	(445,172)	(1,146,124)

Capital Share Transactions:(2)
Issued	—	2,010,914
Redeemed	(1,753,543)	—
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,753,543)	2,010,914

Total Increase (Decrease) in Net Assets	(2,282,166)	1,676,551

Net Assets:
Beginning of Year	5,082,218	3,405,667
End of Year(3)	$2,800,052	$5,082,218

Share Transactions:
Issued	—	50,000
Redeemed	(50,000)	—

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(50,000)	50,000

^	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 9).
(2)	Includes transaction costs related to creations and redemptions.
(3)	Includes distributions in excess of net investment income of $(6,954) in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018 (see Note 9).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CSI China Internet ETF
	Year Ended March 31, 2019	Year Ended March 29, 2018^
Operations:
Net Investment Income (Loss)	$3,207,090	$(3,282,143)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(192,395,663)	116,670,014
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(63,848,491)	103,487,002

Net Increase (Decrease) in Net Assets Resulting from Operations	(253,037,064)	216,874,873

Distributions:(1)	(52,775,933)	(7,001,175)

Capital Share Transactions:(2)
Issued	1,491,668,993	1,335,264,104
Redeemed	(739,973,651)	(207,772,539)
Increase in Net Assets from Capital Share Transactions	751,695,342	1,127,491,565

Total Increase in Net Assets	445,882,345	1,337,365,263

Net Assets:
Beginning of Year	1,628,622,239	291,256,976
End of Year(3)	$2,074,504,584	$1,628,622,239

Share Transactions:
Issued	32,250,000	23,350,000
Redeemed	(14,800,000)	(3,600,000)

Net Increase in Shares Outstanding from Share Transactions	17,450,000	19,750,000

^	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 9).
(2)	Includes transaction costs related to creations and redemptions.
(3)	Includes distribution in excess of net investment income of $(11,487,930) in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018 (see Note 9).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Bosera MSCI China A Share ETF
	Year Ended March 31, 2019	Year Ended March 29, 2018^
Operations:
Net Investment Income	$7,821,817	$1,479,820
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(36,526,206)	6,492,291
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(17,097,577)	32,248,698

Net Increase (Decrease) in Net Assets Resulting from Operations	(45,801,966)	40,220,809

Distributions:(1)	(10,889,028)	(2,946,446)

Capital Share Transactions:(2)
Issued	542,064,331	273,881,297
Redeemed	(234,661,691)	(10,325,858)
Increase in Net Assets from Capital Share Transactions	307,402,640	263,555,439

Total Increase in Net Assets	250,711,646	300,829,802

Net Assets:
Beginning of Year	353,323,587	52,493,785
End of Year(3)	$604,035,233	$353,323,587

Share Transactions:
Issued	16,750,000	8,700,000
Redeemed	(8,050,000)	(300,000)

Net Increase in Shares Outstanding from Share Transactions	8,700,000	8,400,000

^	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 9).
(2)	Includes transaction costs related to creations and redemptions.
(3)	Includes distributions in excess of net investment income of $(6,771) in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018 (see Note 9).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares E Fund China Commercial Paper ETF
	Year Ended March 31, 2019	Year Ended March 29, 2018^
Operations:
Net Investment Income	$473,954	$355,255
Net Realized Gain (Loss) on Investments, Affiliated Investments and Foreign Currency Translations	(488,707)	466,850
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments and Foreign Currency Translations	(332,349)	652,690

Net Increase (Decrease) in Net Assets Resulting from Operations	(347,102)	1,474,795

Distributions:(1)	(704,248)	—

Return of Capital:	(28,559)	—
Capital Share Transactions:(2)
Issued	6,871,858	1,710,233
Increase in Net Assets from Capital Share Transactions	6,871,858	1,710,233

Total Increase in Net Assets	5,791,949	3,185,028

Net Assets:
Beginning of Year	13,030,283	9,845,255
End of Year(3)	$18,822,232	$13,030,283

Share Transactions:
Issued	200,000	50,000

Net Increase in Shares Outstanding from Share Transactions	200,000	50,000

^	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 9).
(2)	Includes transaction costs related to creations and redemptions.
(3)	Includes undistributed net investment income of $324,836 in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018 (see Note 9).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Index ETF
	Year Ended March 31, 2019	Year Ended March 29, 2018^
Operations:
Net Investment Income	$22,681	$44,815
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	59,468	(9,600)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	300,685	437,556

Net Increase in Net Assets Resulting from Operations	382,834	472,771

Distributions:(1)	(43,104)	(32,628)

Capital Share Transactions:(2)
Issued	3,333,442	—
Increase in Net Assets from Capital Share Transactions	3,333,442	—

Total Increase in Net Assets	3,673,172	440,143

Net Assets:
Beginning of Year	2,696,469	2,256,326
End of Year(3)	$6,369,641	$2,696,469

Share Transactions:
Issued	150,000	—

Net Increase in Shares Outstanding from Share Transactions	150,000	—

^	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 9).
(2)	Includes transaction costs related to creations and redemptions.
(3)	Includes undistributed net investment income of $12,531 in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018 (see Note 9).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI One Belt One Road Index ETF
	Year Ended March 31, 2019	Period Ended March 29, 2018(1)^
Operations:
Net Investment Income	$558,784	$40,387
Net Realized Loss on Investments and Foreign Currency Translations	(3,080,305)	(5,101)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	42,282	(1,061,566)

Net Decrease in Net Assets Resulting from Operations	(2,479,239)	(1,026,280)

Distributions:(2)	(553,422)	(6,687)

Capital Share Transactions:(3)
Issued	2,531,004	33,080,732
Redeemed	(10,224,309)	—
Increase (Decrease) in Net Assets from Capital Share Transactions	(7,693,305)	33,080,732

Total Increase (Decrease) in Net Assets	(10,725,966)	32,047,765

Net Assets:
Beginning of Year/Period	32,047,765	—
End of Year/Period(4)	$21,321,799	$32,047,765

Share Transactions:
Issued	100,000	1,250,002
Redeemed	(450,000)	—

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(350,000)	1,250,002

^	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(1)	Commenced operations on September 7, 2017.
(2)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 9).
(3)	Includes transaction costs related to creations and redemptions.
(4)	Includes undistributed net investment income of $25,520 in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018 (see Note 9).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Emerging Markets Consumer Technology Index ETF
	Year Ended March 31, 2019	Period Ended March 29, 2018(1)^
Operations:
Net Investment Loss	$(5,737)	$(7,348)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(4,658,595)	2,456
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(1,646,885)	(66,112)

Net Decrease in Net Assets Resulting from Operations	(6,311,217)	(71,004)

Capital Share Transactions:(2)
Issued	31,316,594	23,899,284
Redeemed	(20,153,426)	—
Increase in Net Assets from Capital Share Transactions	11,163,168	23,899,284

Total Increase in Net Assets	4,851,951	23,828,280

Net Assets:
Beginning of Year/Period	23,828,280	—
End of Year/Period(3)	$28,680,231	$23,828,280

Share Transactions:
Issued	1,250,000	900,002
Redeemed	(900,000)	—

Net Increase in Shares Outstanding from Share Transactions	350,000	900,002

^	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(1)	Commenced operations on October 11, 2017.
(2)	Includes transaction costs related to creations and redemptions.
(3)	Includes accumulated net investment loss of $(4,566) in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018 (see Note 9).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI China Environment Index ETF
	Year Ended March 31, 2019	Period Ended March 29, 2018(1)^
Operations:
Net Investment Income (Loss)	$116,395	$(20,699)
Net Realized Loss on Investments and Foreign Currency Translations	(1,570,720)	(214,154)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	441,845	(159,085)

Net Decrease in Net Assets Resulting from Operations	(1,012,480)	(393,938)

Distributions:(2)	(107,314)	—

Capital Share Transactions:(3)
Issued	2,265,922	8,730,662
Redeemed	(4,248,046)	(1,178,371)
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,982,124)	7,552,291

Total Increase (Decrease) in Net Assets	(3,101,918)	7,158,353

Net Assets:
Beginning of Year/Period	7,158,353	—
End of Year/Period(4)	$4,056,435	$7,158,353

Share Transactions:
Issued	100,000	350,002
Redeemed	(200,000)	(50,000)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(100,000)	300,002

^	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(1)	Commenced operations on October 12, 2017.
(2)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 9).
(3)	Includes transaction costs related to creations and redemptions.
(4)	Includes accumulated net investment loss of $(13,176) in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018 (see Note 9).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Electric Vehicles and Future Mobility Index ETF
	Year Ended March 31, 2019	Period Ended March 29, 2018(1)^
Operations:
Net Investment Income	$305,894	$15,786
Net Realized Loss on Investments and Foreign Currency Translations	(2,855,760)	(80,579)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(996,927)	(1,216,424)

Net Decrease in Net Assets Resulting from Operations	(3,546,793)	(1,281,217)

Distributions:(2)	(382,192)	—

Capital Share Transactions:(3)
Issued	10,157,198	28,078,846
Increase in Net Assets from Capital Share Transactions	10,157,198	28,078,846

Total Increase in Net Assets	6,228,213	26,797,629

Net Assets:
Beginning of Year/Period	26,797,629	—
End of Year/Period(4)	$33,025,842	$26,797,629

Share Transactions:
Issued	450,000	1,150,002

Net Increase in Shares Outstanding from Share Transactions	450,000	1,150,002

^	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(1)	Commenced operations on January 18, 2018.
(2)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 9).
(3)	Includes transaction costs related to creations and redemptions.
(4)	Includes undistributed net investment income of $3,098 in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018 (see Note 9).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Health Care Index ETF
	Year Ended March 31, 2019	Period Ended March 29, 2018(1)^
Operations:
Net Investment Income (Loss)	$24,544	$(3,585)
Net Realized Loss on Investments and Foreign Currency Translations	(6,156,072)	(529)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(248,794)	169,630

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,380,322)	165,516

Distributions:(2)	(136,712)	—

Capital Share Transactions:(3)
Issued	52,247,029	3,832,495
Redeemed	(10,724,139)	—
Increase in Net Assets from Capital Share Transactions	41,522,890	3,832,495

Total Increase in Net Assets	35,005,856	3,998,011

Net Assets:
Beginning of Year/Period	3,998,011	—
End of Year/Period(4)	$39,003,867	$3,998,011

Share Transactions:
Issued	2,150,000	150,002
Redeemed	(550,000)	—

Net Increase in Shares Outstanding from Share Transactions	1,600,000	150,002

^	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(1)	Commenced operations on January 31, 2018.
(2)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 9).
(3)	Includes transaction costs related to creations and redemptions.
(4)	Includes accumulated net investment loss of $(4,114) in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018 (see Note 9).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (concluded)

	KraneShares CCBS China Corporate High Yield Bond USD Index ETF	KraneShares Emerging Markets Healthcare Index ETF
	Period Ended March 31, 2019(1)	Period Ended March 31, 2019(2)
Operations:
Net Investment Income (Loss)	$431,819	$(7,486)
Net Realized Loss on Investments and Foreign Currency Translations	(12,382)	(327,821)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	238,617	105,842

Net Increase (Decrease) in Net Assets Resulting from Operations	658,054	(229,465)

Distributions:(3)	(374,120)	(752)

Return of Capital:	(49,368)	—
Capital Share Transactions(4)
Issued	11,985,226	5,708,901
Redeemed	—	(1,002,273)
Increase in Net Assets from Capital Share Transactions	11,985,226	4,706,628

Total Increase in Net Assets	12,219,792	4,476,411

Net Assets:
Beginning of Period	—	—
End of Period	$12,219,792	$4,476,411

Share Transactions:
Issued	300,001	250,002
Redeemed	—	(50,000)

Net Increase in Shares Outstanding from Share Transactions	300,001	200,002

(1)	Commenced operations on June 26, 2018.
(2)	Commenced operations on August 29, 2018.
(3)	Includes transaction costs related to creations and redemptions.
(4)	Current year presentation of distributions conform with S-X Disclosure Simplification (see Note 9).

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares CICC China Leaders 100 Index ETF(3)#
2019	33.88	0.66	(2.09)	(1.43)	(0.68)	(3.77)	—
2018(1)	34.06	0.24	7.22	7.46	(0.30)	(7.34)	—
2017	28.02	0.21	6.54	6.75	(0.33)	—	(0.38)
2016	34.20	0.18	(3.21)	(3.03)	(0.25)	(2.89)	(0.01)
2015	31.42	0.12	2.97	3.09	(0.31)	—	—
KraneShares CSI China Internet ETF
2019	61.11	0.10	(12.90)	(12.80)	(0.01)	(1.26)	—
2018(1)	42.21	(0.19)	19.43	19.24	(0.34)	—	—
2017	35.76	(0.27)	7.13	6.86	(0.30)	—	(0.11)
2016	34.18	(0.20)	1.84	1.64	(0.06)	—	— (4)
2015	35.93	(0.14)	(1.32)	(1.46)	(0.29)	—	—
KraneShares Bosera MSCI China A Share ETF
2019	34.47	0.60	(2.27)	(1.67)	(0.52)	(0.40)	—
2018(1)	28.38	0.21	6.22	6.43	(0.18)	(0.16)	—
2017	30.37	(0.01)	(0.67)	(0.68)	—	(0.85)	(0.46)
2016	53.55	0.62	(13.67)	(13.05)	(0.41)	(9.72)	—
2015	28.92	(0.22)	24.90	24.68	(0.05)	—	—
KraneShares E Fund China Commercial Paper ETF
2019	37.23	1.31	(2.29)	(0.98)	(1.95)	—	(0.08)
2018(1)	32.82	1.07	3.34	4.41	—	—	—
2017	34.18	0.61	(1.96)	(1.35)	—	—	(0.01)
2016	34.81	1.01	(1.39)	(0.38)	(0.21)	(0.01)	(0.03)
2015(2)	35.00	0.39	(0.35)	0.04	(0.23)	—	—

(1)	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(2)	The Fund commenced operations on December 2, 2014.
(3)	Effective August 1, 2014, the KraneShares CSI China Five Year Plan ETF changed its name to KraneShares CSI New China ETF. Effective June 1, 2016, the KraneShares CSI New China ETF changed its name to KraneShares Zacks New China ETF. Effective November 1, 2018, the KraneShares Zacks New China ETF was renamed the KraneShares CICC China Leaders 100 Index ETF.
(4)	Amount was less than $0.01 per share.
(5)	Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Fund paid the Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.78% of the average daily net assets of the Fund (prior to March 24, 2016, the Fund paid the Adviser at an annual rate of 1.10% of the average daily net assets of the Fund). Effective March 24, 2016, pursuant to the terms of an Expense Limitation Agreement, the Adviser had contractually agreed to reduce its management fee to 0.68% of the Fund’s average daily net assets until July 31, 2017.
(6)	As of February 17, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser had contractually agreed to waive its management fee by 0.20% of the Fund’s average daily net assets. The contractual fee waiver will remain in effect until October 4, 2019.
(7)	As of July 28, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.
(8)	Fund received reimbursement from third-party for dilution to shareholders for an accounting error. Absent the reimbursement, total return would have been (4.44)%.
(9)	The expenses during the year include a one-time, non-recurring expense. Had this expense not been included, the net and gross expense ratios for the period would have been 0.59% and 0.71%, respectively.
(10)	During the year ended March 31, 2019, the Fund participated in securities lending, generating $9,746,130 in security lending income. The expense ratios include $968,632 in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.69% and 0.70%, respectively.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**		Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(4.45)	28.00	(0.62)		2,800	0.70		0.70		2.21	181
(7.64)	33.88	22.57		5,082	0.71	(7)	0.71	(7)	0.64	105
(0.71)	34.06	24.54		3,406	0.84		0.84		0.55	86
(3.15)	28.02	(9.71)		2,803	0.73		0.73		0.60	575
(0.31)	34.20	9.92		3,421	0.71		0.71		0.37	36

(1.27)	47.04	(20.44)		2,074,505	0.75	(10)	0.76	(10)	0.20	70
(0.34)	61.11	45.62		1,628,622	0.70	(7)	0.70	(7)	(0.33)	29
(0.41)	42.21	19.44		291,257	0.81		0.81		(0.72)	35
(0.06)	35.76	4.77		194,869	0.72		0.72		(0.56)	27
(0.29)	34.18	(4.09)		131,612	0.71		0.71		(0.39)	43

(0.92)	31.88	(4.01)		604,035	0.60		0.80		2.05	106
(0.34)	34.47	22.68		353,324	0.60		0.80		0.61	52
(1.31)	28.38	(2.04)		52,494	0.72	(6)	0.84	(6)	(0.04)	95
(10.13)	30.37	(27.18)		4,555	0.93	(5)	1.18	(5)	1.18	116
(0.05)	53.55	85.37		26,774	1.31		1.51		(0.55)	110

(2.03)	34.22	(2.52)		18,822	0.58	^	0.70	^	3.76 ^	—
—	37.23	13.44		13,030	0.77	^(7)(9)	0.89	^(7)(9)	3.10 ^	—
(0.01)	32.82	(3.95	)(8)	9,845	0.95	^	1.07	^	1.84 ^	—
(0.25)	34.18	(1.11)		18,799	0.57	^	0.69	^	2.92 ^	717
(0.23)	34.81	0.13		8,702	0.60	†^	0.72	†^	3.46 †^	—	††

*	Per share data calculated using average shares method

**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
^	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses of the money market funds.
#	After the close of the markets on September 13, 2016, the Fund effected a 2 for 1 share split. Per share data has been adjusted to reflect the share split.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights (concluded)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares MSCI All China Index ETF
2019	26.96	0.18	(1.23)	(1.05)	(0.43)	—	—
2018(1)	22.56	0.45	4.28	4.73	(0.33)	—	—
2017	21.66	0.37	1.88	2.25	(0.70)	(0.47)	(0.18)
2016	25.63	0.29	(3.86)	(3.57)	(0.35)	(0.05)	—
2015(2)	25.00	—	0.63	0.63	—	—	—
KraneShares MSCI One Belt One Road Index ETF
2019	25.64	0.48	(1.82)	(1.34)	(0.61)	—	—
2018(1)(3)	25.00	0.08	0.59 ^	0.67	(0.03)	—	—
KraneShares Emerging Markets Consumer Technology Index ETF
2019	26.48	(0.00)	(3.54)	(3.54)	—	—	—
2018(1)(4)	25.00	(0.03)	1.51 ^	1.48	—	—	—
KraneShares MSCI China Environment Index ETF
2019	23.86	0.39	(3.61)	(3.22)	(0.36)	—	—
2018(1)(5)	25.00	(0.09)	(1.05)	(1.14)	—	—	—
KraneShares Electric Vehicles and Future Mobility Index ETF
2019	23.30	0.21	(2.62)	(2.41)	(0.25)	—	—
2018(1)(6)	25.00	0.02	(1.72)	(1.70)	—	—	—
KraneShares MSCI All China Health Care Index ETF
2019	26.65	0.02	(4.30)	(4.28)	(0.04)	(0.04)	—
2018(1)(7)	25.00	(0.03)	1.68	1.65	—	—	—
KraneShares CCBS China Corporate High Yield Bond USD Index ETF
2019(8)	40.00	1.55	0.67	2.22	(1.31)	— #	(0.18)
KraneShares Emerging Markets Healthcare Index ETF
2019(9)	25.00	(0.04)	(2.58)	(2.62)	— #	—	—

(1)	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(2)	The Fund commenced operations on February 12, 2015.
(3)	The Fund commenced operations on September 7, 2017.
(4)	The Fund commenced operations on October 11, 2017.
(5)	The Fund commenced operations on October 12, 2017.
(6)	The Fund commenced operations on January 18, 2018.
(7)	The Fund commenced operations on January 31, 2018.
(8)	The Fund commenced operations on June 26, 2018.
(9)	The Fund commenced operations on August 29, 2018.
(10)	As of July 28, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.
(11)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.79% and 0.53%, respectively.
(12)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.78% and (0.22)%, respectively.
(13)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.79% and (0.78)%, respectively.
(14)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.69%, 0.69% and 0.44%, respectively.
(15)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.79%, 0.79% and (0.79)%, respectively.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($) (000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)		Portfolio Turnover (%)

(0.43)	25.48	(3.52)	6,370	0.67		0.69		0.74		62
(0.33)	26.96	20.99	2,696	0.63	‡‡(10)	0.72	‡‡(10)	1.75	‡‡	3
(1.35)	22.56	11.24	2,256	0.37	‡‡	0.73	‡‡	1.70	‡‡	25
(0.40)	21.66	(14.00)	2,166	0.91	‡	1.12	‡	1.27	‡	1
—	25.63	2.52	2,563	0.88	†‡	0.88	†‡	(0.07	)†‡	8	††

(0.61)	23.69	(4.94)	21,322	0.79		0.79		2.05		72
(0.03)	25.64	2.67	32,048	0.79	†‡‡(10)(11)	0.80	†‡‡(10)(11)	0.52	†(11)	1	††

—	22.94	(13.37)	28,680	0.80		0.80		(0.02)		119
—	26.48	5.92	23,828	0.79	†(10)(12)	0.79	†(10)(12)	(0.23	)†(12)	—	††

(0.36)	20.28	(13.28)	4,056	0.79		0.80		1.92		147
—	23.86	(4.56)	7,158	0.78	†(10)(13)	0.79	†(10)(13)	(0.78	)†(13)	36	††

(0.25)	20.64	(10.19)	33,026	0.70		0.70		0.98		74
—	23.30	(6.80)	26,798	0.70	†(14)	0.70	†(14)	0.43	†(14)	18	††

(0.08)	22.29	(15.99)	39,004	0.79		0.79		0.08		71
—	26.65	6.60	3,998	0.82	†(15)	0.82	†(15)	(0.82	)†(15)	—	††

(1.49)	40.73	5.72	12,220	0.69	†	0.69	†	5.13	†	38	††

—	22.38	(10.47)	4,476	0.79	†	0.79	†	(0.34	)†	57	††

*	Per share data calculated using average shares method.

**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
#	Amount was less than $0.01 per share.
^	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies, except for investments in the KraneShares Bosera MSCI China A Share ETF.
‡‡	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2019, the Trust had twelve operational series. The financial statements herein and the related notes pertain to the KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF), KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares MSCI All China Index ETF (formerly, KraneShares FTSE Emerging Markets Plus ETF), KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF and KraneShares Emerging Markets Healthcare Index ETF (each, a “Fund” and collectively, the “Funds”). KraneShares Bosera MSCI China A Share ETF and KraneShares MSCI All China Index ETF are diversified Funds, as defined under Section 5(b)(1) of the Investment Company Act of 1940; while the KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF and KraneShares Emerging Markets Healthcare Index ETF are non-diversified Funds. Krane Funds Advisors, LLC (“Krane” or the ‘‘Adviser’’), a Delaware limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the ‘‘Board’’). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. The Adviser may use sub-advisers (each, a “Sub-Adviser” or collectively, the “Sub-Advisers”) to perform the day-to-day management of the Funds.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. Central Huijin Investment Limited, a mainland Chinese-domiciled entity, currently holds approximately 46.2% of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 1270 Avenue of the Americas, 22nd Floor, New York, NY 10020, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), (the “Exchange”). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the series of the Trust. Only Authorized Participants can redeem and purchase Creation Units of Shares directly. Each Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

Notes to Financial Statements (continued)

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to its respective index listed below (each, an “Underlying Index”):

KraneShares Funds	Index
KraneShares CICC China Leaders 100 Index ETF	CSI CICC Select 100 Index
KraneShares CSI China Internet ETF	CSI Overseas China Internet Index
KraneShares Bosera MSCI China A Share ETF	MSCI China A Inclusion Index
KraneShares E Fund China Commercial Paper ETF	CSI Diversified High Grade Commercial Paper Index
KraneShares MSCI All China Index ETF	MSCI China All Shares Index
KraneShares MSCI One Belt One Road Index ETF	MSCI Global China Infrastructure Exposure Index
KraneShares Emerging Markets Consumer Technology Index ETF	Solactive Emerging Market Consumer Technology Index
KraneShares MSCI China Environment Index ETF	MSCI China IMI Environment 10/40 Index
KraneShares Electric Vehicles and Future Mobility Index ETF	Solactive Electric Vehicles and Future Mobility Index
KraneShares MSCI All China Health Care Index ETF	MSCI China All Shares Health Care 10/40 Index
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	Solactive USD China Corporate High Yield Bond Index
KraneShares Emerging Markets Healthcare Index ETF	Solactive Emerging Markets Healthcare Index

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

SECURITY VALUATION — The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for each Fund normally is calculated by the Administrator and determined as of the regularly scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the Exchange is open.

In calculating the values of each Fund’s portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies

Notes to Financial Statements (continued)

that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time. Prices for most securities held by a Fund are provided daily by independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two. As of and during the year ended March 31, 2019, the Funds did not hold options, swaps and futures.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued at the last reported sale price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. If there is no such reported sale, such securities are valued at the most recently reported bid price.

Securities for which market prices are not ‘‘readily available,’’ or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using ‘‘fair value’’ pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time. A Fund may fair value certain of the foreign securities held by the Fund each day the Fund calculates its NAV.

In addition, a Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

Notes to Financial Statements (continued)

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane recommends and the Trust’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (‘‘Collared Securities’’). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined ‘‘limit down’’ or ‘‘limit up’’ prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when you will not be able to purchase or sell your shares. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

As of March 31, 2019, the total market value of securities valued in accordance with Fair Value Procedures is as follows:

KraneShares Funds	Fair Valued Amount	% of Net Assets
KraneShares CICC China Leaders 100 Index ETF	$83	0.0%
KraneShares Bosera MSCI China A Share ETF	0	0.0%
KraneShares MSCI All China Index ETF	6	0.0%
KraneShares MSCI One Belt One Road Index ETF	293,832	1.4%

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted)

Notes to Financial Statements (continued)

in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 — Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to each Fund’s Schedule of Investments.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

KraneShares MSCI One Belt One Road Index ETF

	Quantitative information about Level 3 fair value measurements
Assets	Fair Value at 3/31/19	Valuation Technique(s)	Unobservable Input	Discount Percentage
Common Stock	$293,832	Discount from the Last Traded Price	Last Traded Price Comparability Adjustment %	0.0%

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Notes to Financial Statements (continued)

As of March 31, 2019, management of the Funds has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Interest income is recognized on the accrual basis from the settlement date.

Dividend income received from affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of affiliated funds are on the basis of specific identification. See details on the Statements of Operations.

FOREIGN CURRENCY — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on foreign currency translations on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions and translations represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Funds distribute their net investment income at least annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of LIBOR plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statements of Operations.

SECURITIES LENDING — The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). The Funds’ secured borrowings under the securities

Notes to Financial Statements (continued)

lending agreements have contractual maturities on an overnight and continuous basis. A Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 102% on domestic securities and 105% on international securities of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by a Fund from a securities lending program. Each Fund pays Krane 10% of any net monthly income received from the investment of cash collateral and loan fees received from borrowers in respect of each securities loan (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) (see Note 3).

The following table discloses the securities on loan as of March 31, 2019:

KraneShares Funds	Market Value of Securities on Loan	Cash Collateral for Securities on Loan
KraneShares CSI China Internet ETF	$452,716,688	$468,400,662
KraneShares Emerging Markets Consumer Technology Index ETF	1,277,165	1,323,063
KraneShares Electric Vehicles and Future Mobility Index ETF	1,354,696	1,404,802

CREATION UNITS — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 50,000 Shares, or multiples thereof).

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged.

Notes to Financial Statements (continued)

The following table discloses Creation Unit breakdown for the year ended March 31, 2019:

KraneShares Funds	Creation Unit Shares	Standard Transaction Fee – Subscriptions	Value at March 31, 2019	Standard Transaction Fee – Redemptions	Maximum Variable Transaction Fee*
KraneShares CICC China Leaders 100 Index ETF	50,000	$2,500	$1,400,000	$2,500	2.00%
KraneShares CSI China Internet ETF	50,000	500	2,352,000	500	2.00%
KraneShares Bosera MSCI China A Share ETF	50,000	5,800	1,594,000	5,800	2.00%
KraneShares E Fund China Commercial Paper ETF	50,000	1,000	1,711,000	1,000	2.00%
KraneShares MSCI All China Index ETF	50,000	8,500	1,274,000	8,500	2.00%
KraneShares MSCI One Belt One Road Index ETF	50,000	3,900	1,184,500	3,900	2.00%
KraneShares Emerging Markets Consumer Technology Index ETF	50,000	1,500	1,147,000	1,500	2.00%
KraneShares MSCI China Environment Index ETF	50,000	750	1,014,000	750	2.00%
KraneShares Electric Vehicles and Future Mobility Index ETF	50,000	1,100	1,032,000	1,100	2.00%
KraneShares MSCI All China Health Care Index ETF	50,000	1,320	1,114,500	1,320	2.00%
Kraneshares CCBS China Corporate High Yield Bond USD Index Fund	50,000	1,000	2,036,500	1,000	2.00%
Kraneshares Emerging Markets Healthcare Index ETF	50,000	2,800	1,119,000	2,800	2.00%

* As a percentage of the Creation Unit(s) purchased.

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of each Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In addition to these services, to the extent a Fund engages in securities lending, Krane will: (i) assist the securities lending agent of the Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning the Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate (this provision became effective with respect to the Funds on the later of October 5, 2017, or the date the Fund commenced operations). The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its management activities.

The Agreement requires the Adviser to pay all operating expenses of the Funds, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the 1940 Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary expenses by the Board. In addition, effective on the later of October 5, 2017, or the date the Fund commenced operations, under the Agreement, while the fees and expenses related to the Funds’ securities lending-related activities reduce the gross revenues and income of the Funds from such activities, they are not fees and expenses for which Krane is responsible.

Each Agreement provides that each Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Funds. Pursuant to the Agreement between the Trust and the Adviser, the Funds below pay the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of each Fund. In addition, as compensation for the services provided by the Adviser in connection with any securities lending-related activities, each Fund pays the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect to securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), included on the Statements of Operations as “Security Lending Fees”.

Notes to Financial Statements (continued)

KraneShares Funds	Management Fee
KraneShares CICC China Leaders 100 Index ETF	0.68%
KraneShares CSI China Internet ETF	0.68%
KraneShares Bosera MSCI China A Share ETF	0.78%
KraneShares E Fund China Commercial Paper ETF	0.68%
KraneShares MSCI All China Index ETF	0.68%
KraneShares MSCI One Belt One Road Index ETF	0.78%
KraneShares Emerging Markets Consumer Technology Index ETF	0.78%
KraneShares MSCI China Environment Index ETF	0.78%
KraneShares Electric Vehicles and Future Mobility Index ETF	0.68%
KraneShares MSCI All China Health Care Index ETF	0.78%
Kraneshares CCBS China Corporate High Yield Bond USD Index Fund	0.68%
Kraneshares Emerging Markets Healthcare Index ETF	0.78%

Prior to July 31, 2018, pursuant to the terms of an Expense Limitation Agreement, the Adviser had contractually agreed to reduce its management fee and/or reimburse the Funds, except for KraneShares Bosera MSCI China A Share ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF and KraneShares Emerging Markets Healthcare Index ETF, in an amount equal to the fees paid by the Funds to counsel to the independent Trustees of the Trust.

Pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to waive its management fee for the KraneShares Bosera MSCI China A Share ETF by 0.20% of the Fund’s average daily net assets. This contractual fee waiver will continue until October 4, 2019, and may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee for the KraneShares E Fund China Commercial Paper ETF by 0.12% of the Fund’s average daily net assets until October 4, 2019. The Expense Limitation Agreement may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of an Expense Limitation Agreement, Krane has contractually agreed to reduce its management fee for the KraneShares MSCI All China Index ETF in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the KraneShares Bosera MSCI China A Share ETF. This Expense Limitation Agreement will continue until October 4, 2019. The Expense Limitation Agreement may only be terminated by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

The Adviser and each Sub-Adviser bear all of their own costs associated with providing these advisory services. As part of its agreement with the Trust, the Adviser has contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except as set forth above and as otherwise indicated in those agreements.

SUB-ADVISORY AGREEMENT — Bosera Asset Management (International) Co., Ltd. (“Bosera”), operating out of Hong Kong, serves as the Sub-Adviser to the KraneShares Bosera MSCI China A Share ETF and is responsible for the day-to-day management of the Fund, subject to the supervision by the Adviser and the Board. For the services Bosera provides to KraneShares Bosera MSCI China A Share ETF, the Adviser pays Bosera a fee equal to 50% of the net revenue the Adviser receives from the Fund.

Notes to Financial Statements (continued)

CCB Securities Ltd. (“CCBS”), located at 18/F CCB Centre, 18 Wang Chiu Road, Kowloon Bay, Kowloon, Hong Kong, serves as the sub-adviser of KraneShares CCBS China Corporate High Yield Bond USD Index ETF. CCBS is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board. The Adviser has entered into a Sub-Advisory Agreement with CCBS pursuant to which the Adviser has agreed to pay CCBS a fee equal to 50% of net revenue earned by the Adviser from the Fund. For these purposes, net revenue is defined as gross revenue less gross fund-related expenses (including any waiver by the Adviser of its compensation under the investment advisory agreement and any payments or reimbursements by Krane of the Fund’s expenses).

E Fund Management (Hong Kong) Co., Limited (‘‘E Fund”), operating out of Hong Kong, serves as the Sub-Adviser to the KraneShares E Fund China Commercial Paper ETF and is responsible for the day-to-day management of the Fund, subject to the supervision by the Adviser and the Board. For the services E Fund provides to KraneShares E Fund China Commercial Paper ETF, the Adviser pays E Fund a fee equal to 50% of the net revenue the Adviser receives from the Fund.

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the administrator, serves as the Funds’ distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2019 no fees were charged under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. BBH serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

4. INVESTMENT TRANSACTIONS

For the ended March 31, 2019, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

KraneShares Funds	Purchases	Sales and Maturities
KraneShares CICC China Leaders 100 Index ETF	$6,055,770	$7,780,038
KraneShares CSI China Internet ETF	1,258,816,423	1,124,339,363
KraneShares Bosera MSCI China A Share ETF	712,020,823	409,196,466
KraneShares E Fund China Commercial Paper ETF	—	—
KraneShares MSCI All China Index ETF	4,733,961	2,001,497
KraneShares MSCI One Belt One Road Index ETF	19,221,100	21,778,172
KraneShares Emerging Markets Consumer Technology Index ETF	47,388,294	37,896,422
KraneShares MSCI China Environment Index ETF	8,660,900	10,287,194
KraneShares Electric Vehicles and Future Mobility Index ETF	25,645,514	22,825,667
KraneShares MSCI All China Health Care Index ETF	62,568,160	20,999,367
Kraneshares CCBS China Corporate High Yield Bond USD Index Fund	12,125,595	3,055,320
Kraneshares Emerging Markets Healthcare Index ETF	6,256,950	2,087,913

Notes to Financial Statements (continued)

During the year ended March 31, 2019, there were no purchases or sales of long-term U.S. government securities for the Funds.

For the year ended March 31, 2019, in-kind transactions associated with creations and redemptions were:

KraneShares Funds	Purchases	Sales and Maturities	Realized Gain (Loss)
KraneShares CICC China Leaders 100 Index ETF	$—	$301,926	$28,170
KraneShares CSI China Internet ETF	1,143,129,892	573,935,381	96,211,751
KraneShares MSCI All China Index ETF	585,834	—	—
KraneShares MSCI One Belt One Road Index ETF	1,088,468	4,294,690	(213,181)
KraneShares Emerging Markets Consumer Technology Index ETF	19,263,092	13,889,324	(411,686)
KraneShares MSCI China Environment Index ETF	104,436	143,895	8,935
KraneShares Electric Vehicles and Future Mobility Index ETF	7,660,432	—	—
KraneShares MSCI All China Health Care Index ETF	54,725	160,387	(21,943)
Kraneshares Emerging Markets Healthcare Index ETF	525,872	—	—

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following differences, primarily attributable to redemptions in kind, net operating losses, distribution in excess, and excise tax, have been reclassified to/from the following accounts during the fiscal year ended March 31, 2019.

KraneShares Funds	Distributable Earnings/(Loss)	Paid-In-Capital
KraneShares CICC China Leaders 100 Index ETF	$(28,170)	$28,170
KraneShares CSI China Internet ETF	(80,552,801)	80,552,801
KraneShares MSCI One Belt One Road Index ETF	219,893	(219,893)
KraneShares Emerging Markets Consumer Technology Index ETF	417,791	(417,791)
KraneShares MSCI China Environment Index ETF	(8,935)	8,935
KraneShares MSCI All China Health Care Index ETF	21,943	(21,943)

Notes to Financial Statements (continued)

These reclassifications have no impact on net assets or net asset value per share. The tax character of dividends and distributions paid during the years or periods ended March 31, 2019 and March 29, 2018 were as follows:

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
KraneShares CICC China Leaders 100 Index ETF
2019	$244,415	$200,757	$—	$445,172
2018	44,526	1,101,598	—	1,146,124

KraneShares CSI China Internet ETF
2019	$620,213	$52,155,720	$—	$52,775,933
2018	7,001,175	—	—	7,001,175

KraneShares Bosera MSCI China A Share ETF
2019	$10,176,902	$712,126	$—	$10,889,028
2018	2,946,446	—	—	2,946,446

KraneShares E Fund China Commercial Paper ETF
2019	$704,248	$—	$28,559	$732,807
2018	—	—	—	—

KraneShares MSCI All China Index ETF
2019	$43,104	$—	$—	$43,104
2018	32,628	—	—	32,628

KraneShares MSCI One Belt One Road Index ETF
2019	$553,422	$—	$—	$553,422
2018	6,687	—	—	6,687

KraneShares Emerging Market Consumer Technology Index ETF
2019	$—	$—	$—	$—
2018	—	—	—	—

KraneShares MSCI China Environment Index ETF
2019	$107,314	$—	$—	$107,314
2018	—	—	—	—

KraneShares Electric Vehicles and Future Mobility Index ETF
2019	$382,192	$—	$—	$382,192
2018	—	—	—	—

KraneShares MSCI All China Health Care Index ETF
2019	$136,712	$—	$—	$136,712
2018	—	—	—	—

KraneShares CCBS China Corporate High Yield Bond USD Index Fund
2019	$374,120	$—	$49,368	$423,488

KraneShares Emerging Markets Healthcare Index ETF
2019	$752	$—	$—	$752

Notes to Financial Statements (continued)

As of March 31, 2019, the components of tax basis distributable earnings (accumulated losses) were as follows:

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A Share ETF	KraneShares E Fund China Commercial Paper ETF	KraneShares MSCI All China Index
Undistributed Ordinary Income	$—	$—	$—	$—	$2,941
Capital Loss Carryforwards	—	—	(7,407,733)	(28,632)	(131,967)
Post October Losses	(623,235)	(93,150,121)	(15,932,668)	—	—
Qualified Late-Year Loss Deferrals	(3,477)	—	(66,907)	(391,750)	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	485,480	(160,441,670)	2,757,359	158,417	681,664
Other Temporary Differences	(1)	6	(6)	(11)	—
Total Distributable Earnings (Accumulated Losses)	$(141,233)	$(253,591,785)	$(20,649,955)	$(261,976)	$552,638

	KraneShares MSCI One Belt One Road Index ETF	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Environment Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF	KraneShares MSCI All China Health Care Index ETF
Undistributed Ordinary Income	$44,176	$64,368	$—	$—	$—
Post October Losses	—	—	(767,588)	—	(1,522,222)
Capital Loss Carryforwards	(2,564,896)	(2,287,120)	(700,820)	(2,300,182)	—
Qualified Late-Year Loss Deferrals	—	—	(44)	(1,965)	(64,320)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(1,325,015)	(3,741,678)	(46,367)	(2,908,055)	(4,743,033)
Other Temporary Differences	—	—	—	—	—
Total Distributable Earnings (Accumulated Losses)	$(3,845,735)	$(5,964,430)	$(1,514,819)	$(5,210,202)	$(6,329,575)

Notes to Financial Statements (continued)

	KraneShares CCBS China Corporate High Yield Bond USD Index ETF	KraneShares Emerging Markets Healthcare Index ETF
Undistributed Ordinary Income	$—	$17,204
Capital Loss Carryforwards	—	(277,708)
Post October Losses	(12,897)	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	238,733	30,287
Other Temporary Differences	58,098	—
Total Distributable Earnings (Accumulated Losses)	$283,934	$(230,217)

Qualified late year ordinary and Post-October capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2019 through March 31, 2019 and November 1, 2018 through March 31, 2019, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these provisions are as follows:

KraneShares Funds	Short-Term Loss	Long-Term Loss	Total
KraneShares Bosera MSCI China A Share ETF	$7,407,733	$—	$7,407,733
KraneShares E Fund China Commercial Paper ETF	28,288	344	28,632
KraneShares MSCI All China Index ETF	7,048	124,920	131,968
KraneShares MSCI One Belt One Road Index ETF	2,511,485	53,411	2,564,896
KraneShares Emerging Markets Consumer Technology Index ETF	1,922,675	364,445	2,287,120
KraneShares MSCI China Environment Index ETF	700,820	—	700,820
KraneShares Electric Vehicles and Future Mobility Index ETF	1,885,086	415,096	2,300,182
KraneShares Emerging Markets Healthcare Index ETF	277,708	—	277,708

During the year ended March 31, 2019, KraneShares E Fund China Commercial Paper ETF and KraneShares MSCI All China Index ETF utilized $13,029 and $67,006 of capital loss carryforwards, respectively, to offset capital gains.

Notes to Financial Statements (continued)

The differences between book and tax-basis unrealized appreciation and depreciation are attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investment companies. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2019 were as follows:

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
KraneShares CICC China Leaders 100 Index ETF	$2,310,024	$534,885	$(49,405)	$485,480
KraneShares CSI China Internet ETF	2,701,834,273	170,757,689	(331,199,353)	(160,441,664)
KraneShares Bosera MSCI China A Share ETF	598,506,407	32,883,715	(30,126,356)	2,757,359
KraneShares E Fund China Commercial Paper ETF	16,779,254	242,332	(84,477)	157,855
KraneShares MSCI All China Index ETF	5,651,034	791,691	(109,890)	681,801
KraneShares MSCI One Belt One Road Index ETF	22,613,206	1,484,601	(2,809,583)	(1,324,982)
KraneShares Emerging Markets Consumer Technology Index ETF	33,686,586	1,660,423	(5,401,527)	(3,741,104)
KraneShares MSCI China Environment Index ETF	4,098,582	482,698	(529,065)	(46,367)
KraneShares Electric Vehicles and Future Mobility Index ETF	36,929,317	1,469,285	(4,376,279)	(2,906,994)
KraneShares MSCI All China Health Care Index ETF	43,731,441	2,948,169	(7,691,184)	(4,743,015)
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	11,222,501	244,163	(5,430)	238,733
KraneShares Emerging Markets Healthcare Index ETF	4,443,925	311,473	(281,178)	30,295

Uncertainties in the Chinese tax rules governing the taxation of income distributions and capital gains from investments in A Shares could result in unexpected tax liabilities for the Funds. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by non-Chinese resident investors (including, for example, Qualified Foreign Institutional Investors (“QFII”)) from Chinese companies and those companies which are not Chinese tax residents, but which are deemed to be Chinese tax residents (e.g., under Notice 7). China also imposes withholding tax at a rate of 10% on capital gains derived by non-residents from investment in actual and constructive Chinese resident companies. The Chinese withholding taxes applied to dividends, interest and capital gains may, in principle, be subject to a reduced rate under an applicable Chinese tax treaty, but the application of such treaties in the case of a non-resident (e.g., in the case of a QFII acting on behalf of non-resident investors, such as the Funds) is also uncertain. The imposition of such taxes could have a material adverse effect on the Funds’ returns. The People’s Republic of China (the “PRC”) rules regarding the taxation of non-resident investors are quickly evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or the PRC Ministry of Finance to clarify matters may apply retrospectively. Such retroactively applied rules may be adverse to the Funds and their shareholders. It is also unclear

Notes to Financial Statements (continued)

how China’s value added tax (“VAT”) may be affected by tax treaty provisions. If such a tax is collected, the expenses will be passed on and borne by the Funds. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Funds. If the Funds expect VAT to be imposed, they reserve the right to establish a reserve for such tax. If the Funds establish such a reserve but are not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Funds do not establish such a reserve but ultimately are subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from investments in a Fund. Effective November 17, 2014, QFIIs, RQFIIs (i.e., QFIIs investing in Yuan, rather than foreign currency) and non-Chinese resident investors investing through the Hong Kong-Shanghai Stock Connect are exempted temporarily from the 10% capital gains tax that normally applies to sales of A Shares on a public Chinese exchange (such as the Shanghai Stock Exchange). However, such investors are still required to pay capital gains tax for gains realized on trades executed before November 17, 2014. The Funds have recorded capital gains tax for gains realized prior to November 17, 2014, and have reflected such taxes in the Statement of Assets and Liabilities.

On November 7, 2018, China’s Ministry of Finance and the State Administration of Taxation jointly issued Circular 108. This circular announced a three year exemption from corporate income tax withholding (“WHT”) and Value Added Tax (“VAT”) for China-sourced bond interest derived by overseas institutional investors. The WHT and VAT exemptions apply from November 7, 2018 to November 6, 2021.

6. CONCENTRATION OF RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to certain of the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”.

Cash and Cash Equivalents Risk — The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

CHINA RISK — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

Notes to Financial Statements (continued)

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions or even the threat of such developments, could lead to significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

The RMB Bond market is volatile with a risk of trading suspensions in particular securities and government interventions. Trading in RMB Bonds may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid. In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

CHINESE CREDIT RATINGS RISK — The debt securities included in Underlying Index securities, and therefore the securities held by the KraneShares E Fund China Commercial Paper ETF Fund, will generally be rated by Chinese ratings agencies (and not by U.S. nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by NRSROs or other international credit rating agencies.

CONCENTRATION RISK — Because the Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Depending on the composition of each Fund’s Underlying Index, the Fund may be subject to principal risks, as outlined in each Funds’ prospectus. Each Fund may have significant exposure to other industries or sectors over time.

CURRENCY RISK — The Fund’s NAV is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

DEPOSITARY RECEIPTS RISK — The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments. The underlying

Notes to Financial Statements (continued)

securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts. Like direct investments in foreign securities, investments in depositary receipts involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk — The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.    The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face delisting from the Exchange.

Cash Transactions Risk.    Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk.    Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

New Fund Risk.    The Fund is new and does not yet have shares outstanding. If the Fund does not grow large in size once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk.    There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Notes to Financial Statements (continued)

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

EQUITY SECURITIES RISK — The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

FIXED INCOME SECURITIES RISK — Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., it defaults on its obligations). Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments go down; and when interest rates go down, the prices of most debt instruments go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. The current low-interest-rate environment heightens the risks associated with rising interest rates.

FOREIGN SECURITIES RISK — Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers as foreign trading markets are not typically as active as U.S. markets and may have less governmental regulation and oversight. For example, non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. As a result, there may be less information publicly available about non-U.S. issuers. Investments in non-U.S. securities also involve risk of loss due to foreign currency fluctuations and political or economic instability. Foreign markets also may have clearance and settlement procedures that make it difficult for the Funds to buy and sell securities. These factors could result in a loss to the Funds by causing the Funds to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Funds’ assets to be uninvested for some period of time.

FRONTIER MARKETS RISK — Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

GEOGRAPHIC FOCUS RISK — The Funds’ investments will be focused in a particular country, countries, or region and therefore a Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

HIGH PORTFOLIO TURNOVER RISK — The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Notes to Financial Statements (continued)

INDUSTRY CONCENTRATION RISK — In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries or sector of the economy. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or group of industries, each Fund also is expected to concentrate its investments to approximately the same extent. If a Fund concentrates its investments in an industry, the Fund may face more risks than if it were diversified broadly over industries. In addition, at times, an industry or sector may be out of favor and underperforms other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector may disproportionately impact a Fund’s NAV.

KraneShares E Fund China Commercial Paper ETF utilizes a cash sweep program (the “Cash Sweep Program”). In the Cash Sweep Program, at least a portion of the Fund’s uninvested cash balance is used to purchase shares of funds that are registered in China, but not in the U.S., and that provide daily liquidity, including the E Fund Money Market Fund. The Fund may also invest in other similar investment companies that are registered in China and provide daily liquidity (collectively, the “PRC Investment Companies”). The Fund’s investments in the PRC Investment Companies are, in conjunction with other investments in investment companies (other than U.S. money market funds), subject to the limitations imposed by Section 12(d)(1) and the rules thereunder. The PRC Investment Companies are intended to provide liquidity, increased diversity of holdings, and a return on investment that is similar to the return on investments in underlying index constituents. Investments in the PRC Investment Companies are subject to the risks faced by them, which include credit risk, interest rate risk, currency risk, foreign investment risk, and custody risk. The PRC Investment Companies are PRC-domiciled funds and the Fund, therefore, will not enjoy the protections of the United States securities laws, including the 1940 Act, with respect to its investments in the PRC Investment Companies. In addition, E Fund is subject to conflicts of interest in allocating Fund assets to PRC Investment Companies that are sponsored by E Fund or its affiliates.

Investment in Investment Companies Risk — The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by the Adviser, the Sub-Adviser and/or their affiliates. The Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the underlying fund’s expenses. the Adviser and the Sub-Adviser are subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by the Adviser and the Sub-Adviser and/or their affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the 1940 Act.

Large Capitalization Company Risk — Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

LIQUIDITY RISK — Certain of the Funds’ investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time or price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate

Notes to Financial Statements (continued)

a transaction or liquidate, which may cause the Funds to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Funds halt trading, it may have a cascading effect and cause the Funds to halt trading. Volatility in market prices will increase the risk of the Funds being subject to a trading halt.

Management Risk — Because the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that Krane or its subadviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

MARKET RISK — The values of the Funds’ holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as continuing to raise interest rates, could cause increased volatility in global financial markets and higher levels of Fund redemptions, which could have a negative impact on the Funds. Further, the Funds are susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Funds’ investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Funds to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Non-Diversified Fund Risk — Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Passive Investment Risk — The Fund is not actively managed, does not seek to “beat” the Underlying Index and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry or sector. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index.

SECURITIES LENDING RISK — To the extent a Fund lends its securities, it may be subject to the following risks: (1) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities; (2) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (3) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions; and (4) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Small and Mid-Capitalization Company Risk — Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Notes to Financial Statements (continued)

Tax Risk — In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Tracking Error Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities. The Fund may not be able to invest in certain components of the Underlying Index due to legal restrictions imposed by foreign governments or other regulatory reasons. In addition, securities included in the Underlying Index may be suspended from trading. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

VALUATION RISK — Independent market quotations for the non-U.S. securities held by the Funds may not be readily available and such securities may be fair valued. Fair valuation is subjective and different market participants may assign different prices to the same security. As a result, there is a risk that the Funds may not be able to sell a security at the price assigned to the security by the Fund. In addition, the securities in which the Funds invest may trade on days that the Funds do not price their shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

7. OTHER

At March 31, 2019, the records of the Trust reflect all Shares outstanding created by Authorized Participants are in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NYSE Arca Exchange, and a portion thereof have been purchased and sold by persons other than Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

8. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. REGULATORY MATTERS

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earning on a book basis in the Statement of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution

Notes to Financial Statements (concluded)

to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income, net realized gains and/or return of capital, otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

	Net Investment Income	Net Realized Gains	Total
KraneShares CICC China Leaders 100 Index ETF	$(44,526)	$(1,101,598)	$(1,146,124)
KraneShares Bosera MSCI China A Share ETF	(1,563,342)	(1,383,104)	(2,946,446)

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

11. SUBSEQUENT EVENTS

As of April 16, 2019, the KraneShares MSCI All China Index ETF’s (the “Fund”) 80% policy changed to investing at least 80% of its total assets in components of the MSCI China All Shares Index (“Underlying Index”), depositary receipts, and investment companies, particularly the KraneShares Bosera MSCI China A Share ETF (the “Underlying Fund”), that seek to track the performance of a subset of the Underlying Index or of an index highly correlated to a portion of the Underlying Index. The Fund plans to achieve its investment objective, in part, by investing a portion of its assets in the Underlying Fund, which seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China A Inclusion Index, which is highly correlated to a portion of the Underlying Index.

In addition, as of April 12, 2019, as stated in the Fund’s prospectus, as supplemented, the operating expense ratio (gross) was 0.90% and the net expense ratio was 0.49% due to two Expense Limitation Agreements whereby the Adviser has contractually agreed to reduce its management and advisory fees until at least April 16, 2020.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, other than the above, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of KraneShares Trust, comprised of the funds listed in the Appendix (the Funds), including the schedules of investments, as of March 31, 2019, the related statements of operations for the year or period then ended listed in the Appendix, the statements of changes in net assets for each of the years or periods in the two-year period then ended listed in the Appendix, and the related notes (collectively, the financial statements), and the financial highlights for the years or periods listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of its operations for the year or period then ended listed in the Appendix, changes in its net assets for each of the years or periods in the two-year period then ended listed in the Appendix, and the financial highlights for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles. The financial highlights for the periods presented through March 31, 2016 were audited by other independent registered public accountants whose report, dated May 31, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG has served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania

May 30, 2019

Report of Independent Registered Public Accounting Firm (continued)

Appendix

Funds with commencement of operations prior to 3/31/2017:

KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares MSCI All China Index ETF (formerly, KraneShares FTSE Emerging Markets Plus ETF)

Statements of operations for the year ended March 31, 2019

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2019

Financial highlights for each of the years in the three-year period ended March 31, 2019

Funds with commencement of operations during the year ended 3/31/2018:

KraneShares MSCI One Belt One Road Index ETF

Statement of operations for the year ended March 31, 2019

Statements of changes in net assets and the financial highlights for the year ended March 31, 2019 and the period from September 7, 2017 (commencement of operations) through March 29, 2018

KraneShares MSCI China Environment Index ETF

Statement of operations for the year ended March 31, 2019

Statements of changes in net assets and the financial highlights for the year ended March 31, 2019 and the period from October 12, 2017 (commencement of operations) through March 29, 2018

KraneShares Emerging Markets Consumer Technology Index ETF

Statement of operations for the year ended March 31, 2019

Statements of changes in net assets and the financial highlights for the year ended March 31, 2019 and the period from October 11, 2017 (commencement of operations) through March 29, 2018

KraneShares Electric Vehicles and Future Mobility Index ETF

Statement of operations for the year ended March 31, 2019

Statements of changes in net assets and the financial highlights for the year ended March 31, 2019 and the period from January 18, 2018 (commencement of operations) through March 29, 2018

KraneShares MSCI All China Health Care Index ETF

Statement of operations for the year ended March 31, 2019

Statements of changes in net assets and the financial highlights for the year ended March 31, 2019 and the period from January 31, 2018 (commencement of operations) through March 29, 2018

Report of Independent Registered Public Accounting Firm (concluded)

Funds with commencement of operations during the year ended 3/31/2019:

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

Statements of operations and changes in net assets and the financial highlights for the period from June 26, 2018 (commencement of operations) through March 31, 2019

KraneShares Emerging Markets Healthcare Index ETF

Statements of operations and changes in net assets and the financial highlights for the period from August 29, 2018 (commencement of operations) through March 31, 2019

Trustees and Officers of the Trust (Unaudited)

March 31, 2019

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2019.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee[2]
Jonathan Krane[1] (1968) 1270 Avenue of the Americas, 22nd Floor New York, NY 10020	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011. Chief Executive Officer of Emma Entertainment from 2004 to 2009.	18	None

Independent Trustees[2]
Patrick P. Campo (1970) 1270 Avenue of the Americas, 22nd Floor New York, NY 10020	Trustee, No set term; served since 2017	From 2013 to present, Director of Long Short Equity, Titan Advisors; from 2009 to 2013, Director of Hedge Fund Research, Alternative Investment Management, LLC.	18	None

John Ferguson (1966) 1270 Avenue of the Americas, 22nd Floor New York, NY 10020	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to present. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, L.L.C. from 2005 to 2011.	18	None

Matthew Stroyman (1968) 1270 Avenue of the Americas, 22nd Floor New York, NY 10020	Trustee, No set term; served since 2012	Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to present.	18	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2019

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers
Jonathan Krane (1968) 1270 Avenue of the Americas, 22nd Floor New York, NY 10020	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011. Chief Executive Officer of Emma Entertainment from 2004 to 2009.	18	None

Jennifer Tarleton (formerly Krane) (1966) 1270 Avenue of the Americas, 22nd Floor New York, NY 10020	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present. Principal of Krane Capital LLC from 2009 to 2011. Sole Practitioner of Jennifer Krane, Esq. from 2001 to 2009.	18	None

Michael Quain (1957) 1270 Avenue of the Americas, 22nd Floor New York, NY 10020	Chief Compliance Officer and Anti-Money Laundering Officer, No set term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013. First Vice President and Chief Compliance Officer of Artio Global Management, LLC from 2004 to 2013.	18	None

James Hoffmayer[3] (1973) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2017	Controller and Chief Financial Officer of SEI Investments Global Funds Services from 2016 to present. Senior Director, Funds Accounting and Fund Administration of SEI Investments Global Funds Services from September 2016 to present. Senior Director of Fund Administration of SEI Investments Global Funds Services from 2014 to present. Director of Financial Reporting of SEI Investments Global Funds Services from 2004 to 2014.	18	None

1	Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.
2	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
3	These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All Exchange Traded Funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2018 to March 31, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return.    This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.    This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 10/1/2018	Ending Account Value 3/31/2019	Annualized Expense Ratios	Expenses Paid During Period(1)
KraneShares CICC China Leaders 100 Index ETF
Actual Fund Return	$1,000.00	$1,075.70	0.70%	$3.62
Hypothetical 5% Return	1,000.00	1,021.40	0.70	3.53
KraneShares CSI China Internet ETF
Actual Fund Return	$1,000.00	$994.50	0.77%(2)	$3.83
Hypothetical 5% Return	1,000.00	1,021.10	0.77(2)	3.88
KraneShares Bosera MSCI China A Share ETF
Actual Fund Return	$1,000.00	$1,149.20	0.60%	$3.21
Hypothetical 5% Return	1,000.00	1,021.90	0.60	3.02
KraneShares E Fund China Commercial Paper ETF
Actual Fund Return	$1,000.00	$1,042.60	0.58%	$2.95
Hypothetical 5% Return	1,000.00	1,022.00	0.58	2.92
KraneShares MSCI All China Index ETF
Actual Fund Return	$1,000.00	$1,088.40	0.71%	$3.70
Hypothetical 5% Return	1,000.00	1,021.40	0.71	3.58
KraneShares MSCI One Belt One Road Index ETF
Actual Fund Return	$1,000.00	$1,022.80	0.83%	$4.19
Hypothetical 5% Return	1,000.00	1,020.80	0.83	4.18
KraneShares Emerging Markets Consumer Technology Index ETF
Actual Fund Return	$1,000.00	$1,048.00	0.80%	$4.08
Hypothetical 5% Return	1,000.00	1,020.90	0.80	4.03
KraneShares MSCI China Environment Index ETF
Actual Fund Return	$1,000.00	$1,056.20	0.81%	$4.15
Hypothetical 5% Return	1,000.00	1,020.90	0.81	4.08
KraneShares Electric Vehicles and Future Mobility Index ETF
Actual Fund Return	$1,000.00	$963.40	0.71%	$3.48
Hypothetical 5% Return	1,000.00	1,021.40	0.71	3.58
Kraneshares MSCI All China Health Care Index ETF
Actual Fund Return	$1,000.00	$1,003.50	0.81%	$4.05
Hypothetical 5% Return	1,000.00	1,020.90	0.81	4.08
KraneShares CCBS China Corporate High Yield Bond USD Index ETF
Actual Fund Return	$1,000.00	$1,050.40	0.69%	$3.53
Hypothetical 5% Return	1,000.00	1,021.50	0.69	3.48
KraneShares Emerging Market Health Care Index ET
Actual Fund Return	$1,000.00	$903.60	0.79%	$3.75
Hypothetical 5% Return	1,000.00	1,021.00	0.79	3.98

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period from 10/01/18-03/31/19).
(2)	The annualized expense ratio includes security lending fees paid to the Adviser during the six month period. Had these fees been excluded, the expense ratio would have been 0.70%.

Notice to Shareholders (Unaudited)

For shareholders that do not have a March 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2019, the Funds are designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
KraneShares CICC China Leaders 100 Index ETF (7)
0.00%	44.51%	55.49%	100.00%	0.96%	33.07%	0.00%	0.51%	100.00%	1.31%
KraneShares CSI China Internet ETF
0.00%	98.82%	1.18%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares Bosera MSCI China A Share ETF(7)
0.00%	5.93%	94.07%	100.00%	0.00%	79.87%	0.00%	0.10%	100.00%	9.32%
KraneShares E Fund China Commercial Paper ETF
3.90%	0.00%	96.10%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares MSCI All China Index ETF(7)
0.00%	0.00%	100.00%	100.00%	2.24%	94.40%	0.00%	0.69%	0.00%	10.22%
KraneShares MSCI One Belt One Road Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.05%	98.34%	0.00%	0.00%	100.00%	11.71%
KraneShares Emerging Markets Consumer Technology Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	100.00%
KraneShares MSCI China Environment Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	35.55%	0.00%	0.01%	0.00%	3.90%
KraneShares Electric Vehicles and Future Mobility Index ETF(7)
0.00%	0.00%	100.00%	100.00%	58.73%	99.13%	0.00%	0.00%	0.00%	9.22%
KraneShares MSCI All China Health Care Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%	14.19%
KraneShares CCBS China Corporate High Yield Bond USD Index ETF
11.66%	0.00%	88.34%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%
KraneShares Emerging Markets Healthcare Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	33.16%	0.00%	0.00%	0.00%	60.96%

(1)	Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.
(2)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(3)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(4)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(5)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.

Notice to Shareholders (Unaudited) (concluded)

(6)	The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.
(7)	The KraneShares CICC China Leaders 100 Index ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF and KraneShares Emerging Markets Healthcare Index ETF intend to pass through a foreign tax credit to their shareholders. For the fiscal year ended March 31, 2019, the total amount of foreign source income is $92,464, $8,502,758, $30,751, $622,924, $69,739, $118,003, $342,820, $114,678 and $5,987, respectively. The total amount of foreign tax to be paid is $5,910, $1,118,544, $4,905, $73,398, $25,628, $4,354, $38,797, $22,612 and $1,174, respectively. The allocable share of foreign tax credit will be reported on Form 1099-DIV.

Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per Share at which the Funds issue and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements. The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of their holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Funds’ website at http://kraneshares.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

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KraneShares Trust:

1270 Avenue of the Americas, 22nd Floor

New York, New York 10020

1-855-857-2638

http://kraneshares.com/

Investment Adviser:

Krane Funds Advisors, LLC

1270 Avenue of the Americas, 22nd Floor

New York, New York 10020

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

This information must be preceded or accompanied by a current prospectus for the Funds described.

KraneShares Trust:

1270 Avenue of the Americas, 22nd Floor

New York, New York 10020

KRS-AR-001-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$232,400	$0	N/A	$171,400	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$42,660	$0	N/A	$33,280	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes Act, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2019	2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)        Not applicable.

(g)       The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $42,660 and $33,280, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant's investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant's Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Items 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certification as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KraneShares Trust

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 7, 2019

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 7, 2019